MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                               DEFENSIVE SERIES
                            BLENDED ASSET SERIES I
                           BLENDED ASSET SERIES II
                            MAXIMUM HORIZON SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Fund (individually and collectively, the "Series").

      The primary objective of the Defensive Series is preservation of capital (i.e. to minimize the risk of negative returns), and it has with a secondary objective of long-term growth. The Advisor will seek to achieve this objective by using a conservative asset mix as well as conservative investment strategies within those asset classes. This conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term "defensive".

        The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable.

          The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective is the preservation of capital.

         The primary objective of the Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market.

       This Prospectus provides you with the basic information you should know before investing in either Series. You should read it and keep it for future
reference.    A  Statement  of  Additional  Information dated    November 22,
1996    ,  containing  additional  information  about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THE DATE OF THIS PROSPECTUS IS    NOVEMBER 22, 1996.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)






Maximum Sales Charge Imposed on Purchases   None
Redemption Fees (1)                         None
   Exchange Fees (2)                        None



(1) A wire charge, currently $15, will be deducted by the Transfer Agent from  the amount of a wire redemption payment made at the request of a
    shareholder.    Such  amount  is not included in the "Annual Operating
    Expenses of the Series."
   (2) A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average net assets):






                                             Defensive   Blended Asset   Blended Asset        Maximum
                                             Series (3)  Series I  (3)   Series II  (3)  Horizon Series (3)
                                             ----------  --------------  --------------  ------------------

Management Fees After Reduction of Fees (4)  0.00%       0.89%           0.98%           0.00%
12b-1 Fees                                   None        None            None            None
Other Expenses                               1.00%       0.31%           0.22%           1.20%
                                             -----       ----------      --------------  --------------
Total Operating Expenses of the Series (4)   1.00%       1.20%           1.20%           1.20%
                                             =====       ==========      ==============  ==============



Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                         1 year   3 years   5 years   10 years
                         -------  --------  --------  ---------

Defensive Series         $    10  $     32  $     55  $     122
Blended Asset Series I        12        38        66        145
Blended Asset Series II       12        38        66        145
Maximum Horizon Series        12        38        66        145



   (3) Blended Asset Series I and Blended Asset Series II were engaged in active investment operations for the ten months ended October 31, 1996; Defensive Series and Maximum Horizon Series were engaged in active investment operations for the year ended October 31, 1996; therefore, actual management fees and other expenses are used above.

   (4) The Investment Advisor waived a portion of its management fee for Blended Asset Series I and Blended Asset Series II. If the full management fee of 1.00% had been incurred by each of the two Series, total operating expenses, as a percentage of net assets, would have been 1.31% for Blended Asset Series I and 1.22% for Blended Asset Series II. The Investment Advisor did not impose its management fee and paid a portion of the Funds expenses for Defensive Series and Maximum Horizon Series. If these expenses had been incurred by each of the two Series, expenses would have been 2.50%, the limit imposed by state securities law. Absent the fee waiver and assumption of expenses, the expenses paid on a $1,000 investment would be:





                         1 year   3 years   5 years   10 years
                         -------  --------  --------  ---------

Defensive Series         $    25  $     78  $    133  $     284
Blended Asset Series I        13        42        72        158
Blended Asset Series II       12        39        67        148
Maximum Horizon Series        25        78       133        284


The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this fee waiver and assumption of expenses at least throughout the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The  following  tables  provide  selected  per  share  data and ratios for the
Blended Asset Series I, Blended Asset Series II,    Defensive Series and Maximum
Horizon Series     (for a share outstanding throughout the period for the period
shown).    The  tables are part of the Series' financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.




BLENDED ASSET SERIES I                                                                                         For the Period
                                                                                                                    9/15/93
                                                              For the Ten     For the  Year    For the Year      (commencement
                                                             Months Ended        Ended           Ended        of operations) to
                                                               10/31/96        12/31/95         12/31/94          12/31/93
                                                             --------------  ---------------  --------------  -------------------
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                        $       10.72   $         9.72   $       10.05   $            10.00
                                                             --------------  ---------------  --------------  -------------------

Income from investment operations:
   Net investment income                                             0.29             0.34            0.20                 0.05
   Net realized and unrealized gain (loss) on investments            0.31             1.70           (0.28)                0.04
                                                             --------------  ---------------  --------------  -------------------

Total from investment operations                                     0.60             2.04           (0.08)                0.09
                                                            --------------  ---------------  --------------  -------------------

Less distributions to shareholders:
   From net investment income                                       (0.09)           (0.34)          (0.20)               (0.04)
   In excess of net investment income                                  --            (0.01)             --                   --
   From net realized gain on investments                            (0.03)           (0.69)          (0.04)                  --
   In excess of net realized gain                                      --               --           (0.01)                  --
                                                            --------------  ---------------  --------------  -------------------

Total distributions to shareholders                                 (0.12)           (1.04)          (0.25)               (0.04)
                                                            --------------  ---------------  --------------  -------------------

NET ASSET VALUE - END OF PERIOD                             $       11.20    $        10.72   $        9.72   $            10.05
                                                            ==============  ===============  ==============  ===================

Total return   1                                                   5.64%           21.08%         (0.80%)                0.93%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                     1.20%2**          1.20%**          1.20%*              1.20%2*
    Net investment income                                        3.69%2**          3.64%**          3.40%*              2.47%2*

Portfolio turnover                                                     85%              72%             45%                   1%

Average commission rate paid                                $      0.0515   $       0.0689              --                   --

NET ASSETS - END OF PERIOD (000's omitted)                  $      17,794   $        9,518   $       4,519   $              475
                                                            ==============  ===============  ==============  ===================

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.   If these  expenses
 had been incurred by the Fund, expenses would have been limited to that allowed by state securities law.
** The investment advisor waived a portion of its management fee.
If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would be as follows:
Net investment income                                       $        0.28   $         0.31   $        0.12   $             0.02
Ratios (to average net assets):
   Expenses                                                        1.31%2             1.53%           2.50%              2.50%2
   Net investment income                                           3.58%2             3.31%           2.10%              1.17%2

   1 Represents aggregate total return for the period indicated
2 Annualized



BLENDED ASSET SERIES II
                                                                                                                  For the Period
                                                                            For the      For the     For the         10/12/93
                                                                           Ten Months      Year        Year        (commencement
                                                                             Ended        Ended       Ended      of operations) to
                                                                            10/31/96     12/31/95    12/31/94        12/31/93
                                                                          ------------  ----------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                                    $     11.95   $   10.12   $    9.98   $            10.00
                                                                          ------------  ----------  ----------  -------------------

Income from investment operations:
   Net investment income                                                        0.23        0.24        0.11                 0.01
   Net realized and unrealized gain (loss)
      on investments                                                            0.96        3.05        0.24                (0.03)
                                                                         ------------  ----------  ----------  -------------------

Total from investment operations                                                1.19        3.29        0.35                (0.02)
                                                                         ------------  ----------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                                                  (0.04)      (0.24)      (0.12)             (0.00)3
   From net realized gain on investments                                       (0.06)      (1.22)      (0.09)                  --
                                                                         ------------  ----------  ----------  -------------------

Total distributions to shareholders                                            (0.10)      (1.46)      (0.21)               (0.00)
                                                                         ------------  ----------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                                          $     13.04    $   11.95   $   10.12   $             9.98
                                                                         ============  ==========  ==========  ===================

Total return   1                                                               10.01%       32.64%       3.52%          (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                                1.20%2**     1.20%**      1.20%*              1.20%2*
    Net investment income                                                   2.51%2**     2.53%**      2.12%*              1.94%2*

Portfolio turnover                                                                57%         63%         19%                   0%

Average commission rate paid                                             $    0.0524   $  0.0635          --                   --

NET ASSETS - END OF PERIOD (000's omitted)                               $    32,999   $  20,519   $   7,214   $              475
                                                                         ============  ==========  ==========  ===================

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the period ended December 31,1993, expenses would have been limited to that allowed by state securities law.
** The investment advisor waived a portion of its management fee.
If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                                    $      0.23   $    0.23   $    0.05   $             0.01
Ratios (to average net assets):
   Expenses                                                                   1.22%2        1.33%       2.31%              2.50%2
   Net investment income                                                      2.49%2        2.40%       1.01%              0.64%2

   1  Represents aggregate total return for the period indicated
2  Annualized
3 Distribution from net investment income amounted to $0.0017 per share



                                                                                   MAXIMUM HORIZON
                                                               DEFENSIVE SERIES         SERIES
                                                              ------------------  -----------------

                                                                 For the Year       For the Year
                                                                    Ended               Ended
                                                                   10/31/96           10/31/96
                                                              ------------------  -----------------

Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period                        $           10.00   $          10.00
                                                             ------------------  -----------------

Income from investment operations:
   Net investment income                                                  0.35               0.15
   Net realized and unrealized gain (loss)
      on investments                                                      0.14               1.36
                                                             ------------------  -----------------

Total from investment operations                                          0.49               1.51
                                                             ------------------  -----------------

Less distributions to shareholders:
   From net investment income                                            (0.20)             (0.13)
                                                             ------------------  -----------------

NET ASSET VALUE - END OF PERIOD                              $           10.29   $          11.38
                                                             ==================  =================

Total return1                                                             4.94%             15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                             1.00%              1.20%
    Net investment income*                                                4.26%              1.71%

Portfolio turnover                                                          30%                95%

Average commission rate paid                                 $          0.0691   $         0.0655

NET ASSETS - END OF PERIOD (000's omitted)                   $             745   $          1,574
                                                             ==================  =================

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                        $            0.23   $           0.04

Ratios (to average net assets):
   Expenses                                                               2.50%              2.50%
   Net investment income                                                  2.76%              0.41%

1 Represents aggregate total return for the period indicated


THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series are diversified funds.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

DEFENSIVE SERIES

      The primary objective of the Defensive Series is preservation of capital (i.e. to minimize the risk of negative returns), and it has a secondary objective of long-term growth. The Advisor will seek to achieve this objective by using a conservative asset mix as well as conservative investment strategies within those asset classes. This conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term "defensive". From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Defensive Series' investments fluctuate in value, the Series'
shares will fluctuate in value. In pursuit of its primary objective, the Defensive Series will, under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than traditional common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Defensive Series will attain its objective.

      The Series' investment objectives are not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

BLENDED ASSET SERIES I

        The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series I's investments fluctuate in value, the Blended Assets Series I shares will fluctuate in value. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable. In this process the Advisor will work to try to dampen the year-to-year swings in the market value in order to generate a more stable rate of growth for this portfolio relative to an investment in the general stock market. There is no assurance that the Blended Asset Series I will attain its objective.

      The Series' investment objectives are not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

BLENDED ASSET SERIES II

          The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective of the Blended Asset Series II is the preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series II's investments fluctuate in value, the Blended Asset Series II shares will fluctuate in value. In pursuit of its primary objective, the Blended Asset Series II will often invest more than 50% in common stocks, and securities convertible into common stocks, of companies the Advisor believes have long_term growth potential. However, in light of the secondary objective of the Blended Asset Series II, it may, even under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Blended Asset Series II will attain its objective.

      The Series' investment objectives are not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

MAXIMUM HORIZON SERIES

        The primary objective of Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market. The Advisor will normally concentrate the investments of the Series in common stocks, but may also utilize income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of
market  and  economic  conditions.    Because  the  Maximum  Horizon  Series'
investments fluctuate in value, the shares of the Series will also fluctuate in value. There is no assurance that the Maximum Horizon Series will attain its objective.

      The Series' investment objectives are not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

         In pursuit of their investment objectives, the Series may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. None of the Series intends to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential to benefit from movement in the stock price. There will be no minimum rating standards for the debt aspects of such securities. Convertible bonds purchased by a Series may be subject to the risk of being called by the issuer.

      The debt securities in which each Series may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. Each Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See Risk and Additional Information about Investment Policies - High Yield Debt Securities.

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

          In addition, each of the Series may, to varying degrees, use certain techniques and strategies discussed below under "Risk and Additional Information about Investment Policies".

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

     Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. Unless otherwise noted, these policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

          Each Series may invest up to 25% of its assets in foreign securities which are not publicly traded in the United States. Each Series will invest no more than 25% of its assets in securities issued by any one foreign government. Each Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Each Series' restrictions on investment in foreign securities are fundamental policies that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

       With respect to the bond investments within each portfolio, each Series generally emphasizes investments in U.S. Government securities and companies domiciled in the United States; however, it may invest up to 25% of its assets in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

          Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from various financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' Custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

SECURITIES LENDING

          Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

U.S. GOVERNMENT SECURITIES

          Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' right to borrow from the U.S. Treasury. The issues of other agencies (e.g., the Federal National Mortgage Association) are supported only by the credit of the agency.

SHORT SALES

     Each Series may within limits engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a segregated account with its custodian consisting of high-grade liquid debt instruments or cash in an amount at least equal to the purchase price.

INTEREST RATE RISK

         The value of the fixed income securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

MORTGAGE-BACKED SECURITIES

        Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal
payments  from  the  mortgages  underlying  the  certificate.    Because  the
prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflect interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

HIGH YIELD DEBT SECURITIES

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings.

ZERO-COUPON BONDS

       Some of the securities in which the Series invest may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

        Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolios, i.e. to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

         Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Series may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or high grade liquid securities in a segregated account with its custodian in the amount prescribed.

        A Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily price limits based on the amount of the previous day's settlement price.
These daily limits may restrict the Series' ability to repurchase or sell certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Each Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "registered investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

PRINCIPAL INVESTMENT RESTRICTIONS

          Each Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

       None of the Series may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

          None of the Series may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities).

       None of the Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

     Each of the Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

          The Defensive Series and the Maximum Horizon Series may both invest assets in securities of any other open-end investment company (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

     None of the Series may make loans, but each may invest in debt securities and repurchase agreements and may engage in securities lending.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Series are managed by the Fund's Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with their Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.0    billion  in  assets  of  clients,  including both individuals and institutions. For its services to the Series under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .80% for the Defensive Series and 1.00% for the Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Series daily net assets. This fee is higher than the mean fee paid by all other mutual funds. In addition, the Advisor is separately
compensated  for  acting  as  Transfer  Agent  for  the  Series.   The Fund is
responsible  for  its  operating expenses, including:  (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

          The Advisor may use its own resources to engage in activities that promote the sale of the Fund, including payments to third-parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

         From time-to-time the Series may advertise its total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income inlcudes interest and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and os the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic Investment Plan below). These minimums may be waived at the Distributor's discretion. The Fund has the right to refuse any order.

          Payment may be made by check or readily available funds. A purchase order will be effective as of the day the check is received by the Distributor if the Distributor receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is received by wire, the purchase order will be effective the day payment is received by the Series' custodian bank. The purchase price of shares of the Series is the net asset value determined on the day the check or wire is received.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

     The Advisor will not accept securities in exchange for shares of a Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Fund's Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested
on  a regular schedule.    The minimum amount of each automatic investment is
$25.       The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in an account for which payment has been received by the Fund may be exchanged for shares of any of the other Series of the Manning & Napier Fund, Inc. at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check
(including  certified checks or cashier's checks)    or through the Automatic
Investment  Plan,

     payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check

   or
draft

    has cleared.

          Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash.

   The Fund has elected, however, to be
governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

     Due to the relatively high cost of maintaining small accounts, the Series reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

      Each Series share price or net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

        Each Series intends to distribute to its shareholders on a semi-annual basis dividends substantially equal to all of its net investment income. Each Series also intends to distribute net realized short and long-term capital gains, if any, taking into account any available capital loss carryforwards from prior years at least annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. These Series are not managed with respect to tax outcomes for their shareholders.

       Under Subchapter M of the Internal Revenue Code of 1986, (the Code) the Series are treated as separate entities for tax purposes. The Series intend to qualify each year as regulated investment companies under Subchapter M of the Code. If the Series so qualify, they will not be subject to federal income taxes on their net investment income and capital gains, if any, which they distribute to their shareholders, provided that at least 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital loss) for the taxable year is distributed, and provided that the Series meet certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders.
  Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans. In view of the investment policy of the Maximum Horizon Series, ordinary income dividends, if any, are expected to be small.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently the Series intend to make sufficient distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of
shares,  each  of which would have separate assets and liabilities.     As of
November 11, 1996, Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, New York 14604 owns 35.25% of the Defensive Series and National Financial Services Corporation FBO Customers, Mutual Funds 5th Floor, New York, New York 10281 owns 47.53% of the Maximum Horizon Series, and they are deemed under the 1940 Act to be beneficial owners of each such Series.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.    Deloitte  &  Touche, LLP serves as independent accountants for the
Series and will audit their financial statements annually.

            Manning & Napier Advisors, Inc. serves as the Fund's Transfer and Dividend Disbursing Agent. Shareholder inquiries should be directed to Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     B  -  Bonds  which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.
& Poor's Corporation's corporate bond ratings:

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating is reserved for income bonds on which no interest is being paid.

     Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS


Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.
     -Broad  margins  in  earnings  coverage  of  fixed  financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 - Commercial papers which are rated P_2 are judged to have a strong ability for repayment for senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

     A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated B are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                           FLEXIBLE YIELD SERIES I
                           FLEXIBLE YIELD SERIES II
                          FLEXIBLE YIELD SERIES III


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Flexible Yield Series I, Flexible Yield Series II and the Flexible Yield Series III of the Fund (individually and collectively, the "Series").

          The primary objective of the Flexible Yield Series I is to seek the highest level of total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 5 years.

          The primary objective of the Flexible Yield Series II is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 10 years.

         The primary objective of the Flexible Yield Series III is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future reference. A Statement of Additional Information, dated November 22, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE DATE OF THIS PROSPECTUS IS    NOVEMBER 22, 1996.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)






Maximum Sales Charge Imposed on Purchases   None
Redemption Fees (1)                         None
   Exchange Fees (2)                        None




(1) A wire charge, currently $15, will be deducted by the Transfer Agent from  the amount of a wire redemption payment made at the request of a
    shareholder.    Such  amount  is not included in the "Annual Operating
    Expenses of the Series."
   (2) A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average net assets):





                                              Flexible Yield    Flexible Yield    Flexible Yield
                                                Series I  (3)    Series II  (3)    Series III (3)
                                             ----------------  ----------------  ----------------


Management Fees After Reduction of Fees (4)             0.00%             0.00%             0.00%
12b-1 Fees                                              None              None              None
Other Expenses After Expense Reimbursement              0.70%             0.80%             0.85%
                                             ----------------  ----------------  ----------------
Total Operating Expenses of the Series (4)              0.70%             0.80%             0.85%
                                             ================  ================  ================




Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:





                           1 year   3 years   5 years   10 years
                           -------  --------  --------  ---------

Flexible Yield Series I    $     7  $     22  $     39  $      87
Flexible Yield Series II         8        26        44         99
Flexible Yield Series III        9        27        47        105

(3) Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield
    Series III were engaged in active investment operations for the    ten
    months ended  October  31,  1996    ; therefore, actual management fees
    and other expenses are used above.

(4) The Investment Advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Series, expenses would have been 2.50%, the limit imposed by state securities law. Absent the fee waiver and assumption of expenses, the expenses paid on a $1,000 investment would have been:






                           1 year   3 years   5 years   10 years
                           -------  --------  --------  ---------
Flexible Yield Series I    $    25  $     78  $    133  $     284
Flexible Yield Series II        25        78       133        284
Flexible Yield Series III       25        78       133        284

The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this fee waiver and assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III (for a share outstanding throughout the period for the period shown). The tables are part of the Series' financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.




FLEXIBLE YIELD SERIES I                                                                                       For the Period
                                                                                                                 2/15/94
                                                                              For the Ten     For the Year    (commencement
                                                                              Months Ended       Ended        of operations)
                                                                                10/31/96        12/31/95       to 12/31/94
                                                                             --------------  --------------  ----------------
Per share data (for a share outstanding throughout
each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                       $       10.26   $        9.69   $         10.00
                                                                             --------------  --------------  ----------------

Income from investment operations:
   Net investment income                                                              0.41            0.46              0.24
   Net realized and unrealized gain (loss)
      on investments                                                                 (0.10)           0.57             (0.32)
                                                                             --------------  --------------  ----------------

Total from investment operations                                                      0.31            1.03             (0.08)
                                                                             --------------  --------------  ----------------

Less distributions to shareholders:
   From net investment income                                                        (0.30)          (0.46)            (0.23)
                                                                             --------------  --------------  ----------------

NET ASSET VALUE - END OF PERIOD                                              $       10.27    $      10.26   $          9.69
                                                                             ==============  ==============  ================

Total return   1                                                                    3.11%            10.79%            (0.76)%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                       0.70%2            0.70%           0.70%2
    Net investment income*                                                          5.25%2            4.99%           4.41%2

Portfolio turnover                                                                      36%             60%               38%

NET ASSETS - END OF PERIOD (000's omitted)                                   $         493   $         256   $           231
                                                                             ==============  ==============  ================

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                        $        0.27   $        0.30   $          0.14

Ratios (to average net assets):
    Expenses                                                                        2.50%2            2.50%           2.50%2
    Net investment income                                                           3.45%2            3.19%           2.61%2

   1 Represents aggregate total return for the period indicated
2 Annualized




FLEXIBLE YIELD SERIES II                                                                                      For the Period
                                                                                  For the Ten    For the          2/15/94
                                                                                    Months         Year        (commencement
                                                                                     Ended        Ended      of operations) to
                                                                                   10/31/96      12/31/95        12/31/94
                                                                                 -------------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                           $      10.30   $    9.27   $            10.00
                                                                                 -------------  ----------  -------------------

Income from investment operations:
   Net investment income                                                                 0.45        0.56                 0.27
   Net realized and unrealized gain (loss)
      on investments                                                                    (0.32)       1.02                (0.74)
                                                                                 -------------  ----------  -------------------

Total from investment operations                                                         0.13        1.58                (0.47)
                                                                                 -------------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                                                           (0.27)      (0.55)               (0.26)
   From net realized gain on investments                                                (0.06)         --                   --
                                                                                 -------------  ----------  -------------------

Total distributions to shareholders                                                     (0.33)      (0.55)               (0.26)
                                                                                 -------------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                                                  $      10.10    $  10.30   $             9.27
                                                                                 =============  ==========  ===================

Total return   1                                                                       1.38%        17.33%               (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                          0.80%2        0.80%              0.80%2
    Net investment income*                                                             5.55%2        5.38%              5.40%2

Portfolio turnover                                                                          5%         35%                   0%

NET ASSETS - END OF PERIOD (000's omitted)                                       $        481   $     438   $              396
                                                                                 =============  ==========  ===================

* The investment advisor did not impose its management fee and paid a portion of the Funds expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                            $       0.31   $    0.38   $             0.18
Ratios (to average net assets):
   Expenses                                                                            2.50%2        2.50%              2.50%2
   Net investment income                                                               3.85%2        3.68%              3.70%2

   1 Represents aggregate total return for the period indicated
2 Annualized





FLEXIBLE YIELD SERIES III
                                                                                                                For the Period
                                                                          For the      For the     For the         12/20/93
                                                                         Ten Months      Year        Year        (commencement
                                                                           Ended        Ended       Ended      of operations) to
                                                                          10/31/96     12/31/95    12/31/94        12/31/93
                                                                        ------------  ----------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                                  $     10.51   $    9.11   $    9.95   $            10.00
                                                                       ------------  ----------  ----------  -------------------

Income from investment operations:
   Net investment income                                                      0.50        0.58        0.26                 0.01
   Net realized and unrealized gain (loss)
      on investments                                                         (0.53)       1.40       (0.84)               (0.05)
                                                                       ------------  ----------  ----------  -------------------
Total from investment operations                                             (0.03)       1.98       (0.58)               (0.04)
                                                                       ------------  ----------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                                                (0.35)      (0.58)      (0.26)               (0.01)
                                                                       ------------  ----------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                                        $     10.13    $  10.51   $    9.11   $             9.95
                                                                       ============  ==========  ==========  ===================

Total return   1                                                            (0.18%)      22.09%     (5.83%)            (0.40%)

Ratios (to average net assets)/Supplemental Data:
   Expenses*                                                                0.85%2        0.85%       0.85%              0.85%2
   Net investment income*                                                   5.98%2        6.13%       6.22%              3.85%2

Portfolio turnover                                                               5%          6%          1%                   0%

NET ASSETS - END OF PERIOD (000's omitted)                             $     1,098   $   1,159   $     748   $               75
                                                                       ============  ==========  ==========  ===================

* The investment advisor did not impose its management fee and paid a portion of the Funds expenses.  If these expenses had been incurred by the Fund for the periods ended December 31, 1993, December 31, 1994, and October 31, 1996,
 expenses would have been limited to that allowed by state securities law.  If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                                                  $      0.36   $    0.43   $    0.19   $             0.01
Ratios(to average net assets):

     Expenses                                                               2.50%2        2.46%       2.50%              2.50%2
     Net investment income                                                  4.33%2        4.52%       4.57%              2.20%2

   1 Represents aggregate total return for the period indicated
2 Annualized

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III are diversified funds.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

FLEXIBLE YIELD SERIES I

     The objective of the Flexible Yield Series I is to seek the highest level of total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar weighted average maturity of not more than 5 years. The Flexible Yield Series I will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage-backed securities and Government obligations. Any remaining assets in the Flexible Yield Series I may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the investment objective will be met.

       The Advisor may vary the maturities of the Series' securities depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. This Flexible Yield Series I will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security, the lower its yield and the lower its price volatility. The Flexible Yield Series I will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See Risk and Additional Information about Investment Policies - High Yield Debt Securities.

FLEXIBLE YIELD SERIES II

          The primary objective of the Flexible Yield Series II is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 10 years. The Flexible Yield Series II will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage backed securities and Government obligations. Any remaining assets in the Flexible Yield Series II may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the investment objective will be met.

       The Advisor may vary the maturities of the Series' securities depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. This Flexible Yield Series II will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security, the lower its yield and the lower its price volatility. The Flexible Yield Series II will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See Risk and Additional Information about Investment Policies - High Yield Debt Securities.

FLEXIBLE YIELD SERIES III

     The primary objective of the Flexible Yield Series III is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity. The Flexible Yield Series III will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated
fixed  income  securities:    non-convertible  corporate  debt  securities,
mortgage-backed securities and Government obligations. Any remaining assets in the Series may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the investment objective will be met.

     The Advisor may vary the maturities of the Series' securities without restriction, depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Flexible Yield Series III will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security the lower its yield and the lower its price volatility. The Flexible Yield Series III will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See Risk and Additional Information about Investment Policies - High Yield Debt Securities.

GENERAL

    For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, a Series may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other shares of investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash.

    For a description of the above ratings, see the Appendix and the Statement of Additional Information.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

     Set forth below is further information about certain types of securities, in which each Series may invest, as well as information about additional types of investments and certain strategies each Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of a Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

         While each Series generally emphasizes investments in U.S. Government securities and companies domiciled in the United States, it may invest up to 25% in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign
currencies.    Each  Series  will  invest  no  more  than 25% of its assets in securities issued by any one foreign government. Each Series may invest without limit in securities of foreign issuers that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

          Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' Custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

SECURITIES LENDING

          Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System and will be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned will not exceed 30% of the value of the total assets of the Series.

U.S. GOVERNMENT SECURITIES

          Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., the Federal National Mortgage Association).

SHORT SALES

     Each Series may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with a segregated portfolio of high quality liquid debt instruments or cash in an amount at least equal to the purchase price.

MORTGAGE-BACKED SECURITIES

        Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance.

  However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.

     Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

HIGH YIELD DEBT SECURITIES

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings.

ZERO-COUPON BONDS

       Some of the securities in which the Series invest may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

        Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval and it may have a floor or ceiling on charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money".

FUTURES CONTRACTS

         Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid high grade securities in a segregated account with its Custodian in the amount prescribed.

        A Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. A Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

PRINCIPAL INVESTMENT RESTRICTIONS

          Each Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of its total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

       None of the Series may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

          None of the Series may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities).

       None of the Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

       Each Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

        None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

       The overall business and affairs of the Series are managed by its Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with its Investment Advisor and Custodian. The day-to-day operations of the Series are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

      The Advisor acts as Investment Advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

     As  of the date of this Prospectus, the Advisor supervised over    $6.0
     billion in assets of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .35% for the Flexible Yield Series I, .45%
for the Flexible Yield Series II, and .50% for the Flexible Yield Series III
of the Fund's daily net assets. In  addition  , the Advisor is separately
compensated for acting as Transfer Agent  for  the  Series.   The Fund is
responsible for its operating expenses, including:  (i)  interest  and  taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to servicing or with respect to which the Fund may have to indemnify its officers and directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

     From time-to-time the Series may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The "30-day yield" of a series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

     Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic Investment
Plan"  below).        These  minimums  may  be  waived  at  the  Distributor's
discretion.  The Fund has the right to refuse any order.

          Payment may be made by check or readily available funds. A purchase order will be effective as of the day the check is received by the Distributor if the Distributor receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is received by wire, the purchase order will be effective the day the payment is received by the Series custodian bank. The purchase price of shares of the Series is the net asset value determined on the day the check or wire is received.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Fund's Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in an account with the Fund for which payment has been received by the Fund may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or
draft     has cleared.

      Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in_kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

     Due to the relatively high cost of maintaining small accounts, the Series reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

      Each Series' share price or "net asset value" per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern Standard time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Each Series intends to distribute to its shareholders on an quarterly basis dividends substantially equal to all of its net investment income. Each Series also intends to distribute net realized short and long-term capital gains, if any, taking into account any available capital loss carryforwards from prior years at least annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

         If a taxable shareholder invests shortly before the Series declares a dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. These Series are not managed with respect to tax outcomes for their shareholders.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intend to qualify each year as regulated investment companies under Subchapter M of the Code. If the Series so qualify, they will not be subject to federal income taxes on their net investment income and capital gains, if any, which the Series distribute to their shareholders, provided that at least 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital loss) for the taxable year is distributed, and provided that the Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently, the Series intend to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. As of November 11, 1996, Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, New York 14604 owns 29.02% of the Flexible Yield Series II and is deemed under the 1940 Act to be a beneficial owner of such Series.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, while general liabilities and expenses of the Fund will be allocated among the Series. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.    Deloitte  &  Touche, LLP serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     B  -  Bonds  which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Corporation's corporate bond ratings:

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       The C rating is reserved for income bonds on which no interest is being paid.

       Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     _Leading market positions in well-established industries.
     _High rates of return on funds employed.
     _Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.
     _Broad  margins  in  earnings  coverage  of  fixed  financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Standard & Poor's Corporation's commercial paper ratings:

     A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated B are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                              TAX MANAGED SERIES


          Manning & Napier Fund, Inc.(the "Fund") is an open-end management investment company consisting of multiple Series, each a separate portfolio having its own investment objective and policies. This Prospectus relates to the Tax Managed Series of the Fund (the "Series").

        The Series seeks to achieve its objective by a) investing primarily in equity securities which by nature generate a lower level of current income; b) minimizing portfolio turnover which limits the amount of realized gains; and
c) reducing distributions of taxable income as permitted by the Internal Revenue Code (the "Code"). The Advisor anticipates this strategy will result in tax efficiencies (i.e. a lower percentage of the return is subject to taxes) that are superior to other mutual funds. The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Series to recognize capital gains which are borne by the Series' remaining shareholders.

         The Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference.

     The Series is a no-load, continuously offered, diversified mutual fund.

        A Statement of Additional Information dated    November 22, 1996
for the Series, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          The date of this Prospectus is    November 22, 1996.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)






Maximum Sales Charge Imposed on Purchases   None
Redemption Fees (1)                         None
   Exchange Fees (2)                        None



(1) A wire charge, currently $15, will be deducted by the Transfer Agent from  the amount of a wire redemption payment made at the request of a
    shareholder.    Such  amount  is not included in the "Annual Operating
    Expenses of the Series."
   (2) A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average net assets):




                                                 Tax Managed
                                                 Series   (3)
                                                 ------------

Management Fees After Reduction of Fees   (4)           0.00%
12b-1 Fees                                              None
Other Expenses                                          1.20%
                                                 ------------
Total Operating Expenses of the Series   (4)            1.20%
                                                 ============

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:





                    1 year   3 years      5 years   10 years

Tax Managed Series  $    12  $     38     $     66  $     145




   (3) Tax Managed Series was engaged in active investment operations for the year ended October 31, 1996; therefore, actual management fees and other expenses are used above.

   (4) The Investment Advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Series, expenses would have been 2.50%, the limit imposed by state securities law. Absent the fee waiver and assumption of expenses, the expenses paid on a $1,000 investment would have been:





                    1 year   3 years   5 years   10 years

Tax Managed Series  $    25  $     78  $    133  $     284


     The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this waiver and assumption of expenses at least through the Series current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

   FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Tax Managed Series. The table is part of the Series' financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.





TAX MANAGED SERIES                                       For the Year
                                                            Ended
                                                           10/31/96
                                                        --------------
Per share data (for a share outstanding throughout
the period):

NET ASSET VALUE - BEGINNING OF PERIOD                   $       10.00
                                                        --------------

Income from investment operations:
   Net investment loss                                          (0.02)
   Net realized and unrealized gain (loss)
      on investments                                             1.65
                                                        --------------

Total from investment operations                                 1.63
                                                        --------------

NET ASSET VALUE - END OF PERIOD                         $       11.63
                                                        ==============

Total return 1    >                                            16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                    1.20%
    Net investment loss*                                       (0.21%)

Portfolio turnover                                                 78%

Average commission rate paid                            $      0.0757

NET ASSETS - END OF PERIOD (000's omitted)              $         224
                                                        ==============

* The investment advisor did not impose its management fee and paid a portion of the Funds expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment loss                                            ($0.14)

Ratios (to average net assets):
   Expenses                                                      2.50%
   Net investment loss                                         (1.51%)

1 Represents aggregate total return for the period indicated



THE SERIES

         The Tax Managed Series (the "Series") is a series of Manning & Napier Fund, Inc. (the "Fund"). The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). Information regarding the Fund's other Series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863.

         The Series is an open-end diversified investment company designed for investors seeking long term growth while minimizing the impact of state and federal taxes. The Series utilizes an active management approach towards investment management.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE

     The Series seeks to maximize long term growth while minimizing the impact of taxes on the Series' total return. The Series will attempt to meet its objective by a) investing primarily in equity securities which by nature generate a lower level of current income; b) minimizing portfolio turnover which limits the amount of realized gains; and c) reducing distributions of taxable income as permitted by the Internal Revenue Code ("the Code"). The Advisor anticipates this strategy will result in tax efficiencies (i.e. a lower percentage of the return is subject to taxes) that are superior to other mutual funds. The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Series to recognize capital gains which are borne by the Series' remaining shareholders.

     There is no assurance that the Series will achieve its stated objectives. The Series from time to time will declare dividends to ensure its continued
qualification as a regulated investment company. These dividends will result in taxable income to the shareholders. However, the Advisor anticipates dividend distributions made to shareholders will be small compared to the distributions paid by managed or indexed funds investing in similar securities. These dividends will be smaller because of the active approach the Advisor takes to minimizing tax liability when managing the Series. The active approach will consist of the items outlined in the sections "Management of Realization Events" and "Management of Dividend Distributions".

      The Series' investment objectives are not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to a material change in a Series' objective.

INVESTMENT POLICIES

      The Series will invest primarily in equity securities of companies which the Advisor believes have attractive long term growth potential and attractive valuations. The Advisor's intent is to identify those companies that will make attractive long term investments, and as a result offer the potential for attractive returns while limiting the need for continual portfolio turnover.

          The Series may invest (up to 35% of its assets) in other than equity securities. See "Risk and Additional Information about Investment Policies" for a description of these securities and their associated risks. The Series may invest in securities of issuers outside the United States. The Series may invest a portion of its assets in put and call options on securities, futures contracts and related options thereon and various foreign currency transactions, including forward contracts, futures and options. The Series may also lend its securities or sell securities short "against the box".

          In order to minimize the impact of taxes on investors' returns, the Advisor will seek to reduce the amount of gains realized and dividends that must be distributed. Generally speaking, the Advisor will keep portfolio turnover low and utilize certain tax strategies available to mutual funds under the Code. See "Management of Realization Events" and "Management of Dividend Distributions". The Series employs an active management strategy which seeks to maximize shareholders' after-tax returns through a combination of individual security selection and the use of the unique tax strategies allowed mutual funds under the Code.

        The Series investment policies are not fundamental policies and may be changed by the Board of Directors without shareholder approval. It is the Board of Directors' policy to notify shareholders prior to any material change.

GENERAL

          In pursuit of its investment objective, the Series intends to invest predominantly in equity securities that the Advisor believes offer attractive
long  term  potential.       Equity  securities  consist  of  common  stocks,
securities convertible thereto, and warrants. The Series does not intend to invest more than 5% of the value of its total net assets in warrants. Additionally, the Series may invest in a variety of non-equity securities either for defensive purposes or when the Advisor believes that the potential incremental return of such investments outweighs their tax implications.

          The debt securities in which the Series may invest in consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. Each Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See Additional Information about Investment Policies - High Yield Debt Securities.

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

WHO SHOULD INVEST

LONG-TERM TAXABLE INVESTORS SEEKING TO MINIMIZE TAXABLE DISTRIBUTIONS

          The  Series  is designed for long-term taxable investors who seek to
minimize  receipt  of  taxable  distributions.  The Series    may not     be
suitable for Individual Retirement Accounts (IRAs) or other tax-deferred retirement plans such as Keoghs, 401(k), 403(b), or money purchase plans.

          The Series is designed for investors seeking current low taxable distributions, with the potential for favorable long term appreciation.

       The share price of the Series is expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. No assurance can be given that the Series will achieve its stated objectives or that shareholders will be protected from the risks inherent in the markets in which they invest. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging) rather than investing in one lump sum in order to reduce the risk of investing at a particularly unfavorable time.

         The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Series to recognize capital gains which are borne by the Series' remaining shareholders.

     The Series reserves the right to suspend the offering of its shares.

       Investors should not consider the Series a complete investment program, but should maintain holdings of securities with different risk characteristics-including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Series with other types of common stock investments.

MANAGEMENT OF REALIZATION EVENTS

          The Series' portfolio will be actively managed to minimize both the number and amount of realization events.

      Low portfolio turnover - It is anticipated that the annual portfolio turnover rate for the Series will not exceed 50%. By minimizing portfolio turnover, the Series will attempt to defer the realization of capital gains, thereby reducing or deferring the distribution of capital gains which are taxable to the shareholders. While the Series intends to minimize portfolio turnover, there may be times that the Advisor will sell securities to realize losses or gains depending on the particular circumstances confronting the Series. These losses will offset any current or future capital gains thereby reducing the Series' requirement to distribute such capital gains.

       Specific Identification of Security Shares Sold - Federal Income tax law allows the Series to specify which shares of stock the Series will treat as being sold. While most mutual funds use First-in, First-out (FIFO), the Series will individually analyze which shares to sell. The following example will further explain the technique:

During year 1, the Series purchases 100 shares of XYZ Corp on two separate occasions. The first purchase of 100 shares cost $10/share and the second purchase of 100 shares cost $12.50/share. In year 2, the Series decides to sell 100 shares of XYZ Corp at $15/share. If the Series used FIFO, the realized gain would be $500, but since the Series analyzes each sale, the shares with a cost of $12.50/share would have been sold, resulting in a realized gain of only $250. This would have resulted in a deferral of tax of $99 using a marginal tax rate of 39.6%.

      Deferring amount of gain (or accelerating loss) realized on each sale is maximized by the use of the Highest-In, First-Out (HIFO) method of identifying which shares to sell. The expectation is that any capital gain is minimized (or capital loss is maximized) since the difference between the proceeds on the sale of the shares and the cost of those shares is also minimized. However, if the Series has a loss to offset, low-cost securities may be sold for profit and may also then be reacquired in order to "step up" the basis in those securities. There will be times when it will be more advantageous for the Series to identify shares without the highest cost. This may occur, for example, when shares with the highest cost result in the realization of short-term capital gains while shares with a lower cost result in a long-term gain. Since short-term capital gains are generally subject to higher rates of tax, the lower cost may be chosen due to the tax benefits of the lower tax rate.

MANAGEMENT OF DIVIDEND DISTRIBUTIONS

       The Series will minimize dividend distributions to the extent permitted to maintain regulated investment company status under the Code.

       Equalization Accounting - Under current law, the Series intends, for tax purposes, to treat as a distribution of investment company taxable income or net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Series' undistributed investment company taxable income and net capital gain. This practice will have the effect of reducing the amount of income and gains that the Series is required to distribute as dividends to shareholders in order for the Series to avoid federal income and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Series' shares, the total return on a shareholder's investment will not be reduced as a result of the Series' distribution policy. Under the Code, equalization payments may be used in lieu of dividend distributions of either ordinary taxable income or net capital gains. The Series will designate equalization payments as being made in lieu of ordinary taxable dividends before net capital gains.

       Deliberate Minimization of Cash Dividends - The Series will minimize the amount it distributes as ordinary income dividends. It may not, therefore, distribute all investment company taxable income or ordinary income. It will, however, distribute dividends sufficient to maintain its status as a regulated investment company. In addition, the Series may retain income for excise tax purposes (and then incur excise tax) if it anticipates such retention will enhance shareholders' after-tax total returns.

MANAGEMENT

       The overall business and affairs of the Series are managed by its Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with its Investment Advisor and Custodian. The day-to-day operations of the Series are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all investment decisions for the Series.

        The Advisor acts as the investment advisor to the Series. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers of the Series and the direction of the Advisor's directors, officers or employees who may be elected as officers of the Series to serve as such.

          As  of  the  date  of  this  Prospectus,  the Advisor supervise over
   $6.0      billion  in  assets  of clients, including both individuals and institutions. For its services to the Series under the Investment Advisory Agreement, the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Series daily net assets. This fee is higher than the mean fee paid by all other mutual funds. In addition, the Advisor is separately compensated for acting as Transfer Agent for the Series.
  The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

          The Advisor may use its own resources to engage in activities that promote the sale of the Fund, including payments to third parties who provide
shareholder support, servicing and distribution assistance.     Investors may
be charged a fee if they effect transactions through a broker or agent.

RISKS AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

          Set forth below is further information regarding certain types of securities the Series may invest in, as well as information about additional types of investment strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

      While the Series generally emphasizes investments in companies domiciled in the United States, it may invest up to 25% of its assets in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

       The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The Series' restrictions on investment in foreign securities are not fundamental policies and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be credit-worthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' Custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. GOVERNMENT SECURITIES

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., the Federal National Mortgage Association).

MORTGAGE-BACKED SECURITIES

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). The Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance.

  However, the guarantees or insurance do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal
payments  from  the  mortgages  underlying  the  certificate.    Because  the
prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

HIGH YIELD DEBT SECURITIES

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

        Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

SECURITIES LENDING
          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.


SHORT SALES

      The Series may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

     The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with its custodian consisting of high-grade liquid debt instruments or cash in an amount at least equal to the purchase price.

HEDGING TECHNIQUES

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, to reduce the overall level of risk that normally would be expected to be associated with its investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money".


STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts gives the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily price limits based on the amount of the previous day's settlement price.
These daily limits may restrict the Series' ability to repurchase or sell certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. The series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts gives the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Code, may restrict trading in forward currency contracts, options, futures contracts and futures options.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

      The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). The series may not purchase more than 10% of the outstanding voting securities of any one issuer.

     The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities).

      The Series will not invest more than 10% of its net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may invest its assets in securities of any other investment company (closed-end and open-end) (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

       The Series may not make loans, but it may invest in debt securities and repurchase agreements and may engage in securities lending.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

TAXES AND DISTRIBUTIONS

      The Series has elected to be treated, and intends to continue to qualify each year as a regulated investment company under the Code. Accordingly, the Series intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute an amount of its net investment income to ensure constant qualification.

      While the Series seeks to minimize taxable distributions, the Series may earn taxable income and gains that will be distributed to shareholders. These distributions will be taxable to the shareholders. Distributions, if necessary, will be made on an annual basis. Additional distributions will be made only if necessary to comply with distribution requirements of the Code.

       The Series' distributions may be reinvested in additional shares of the Series or may be taken in cash. If you elect to receive distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the amount of capital at work for you in the Series. If you invest shortly before the Series declares a dividend, a portion of your investment will be returned to you as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a dividend and invest after that date.

       Your redemptions, including exchanges to other Manning & Napier Series, are subject to capital gains tax. A capital gain or loss is the difference between the proceeds from the sale of the shares and the amount you paid for such shares.

      Each January, the Series will send to non-corporate taxable shareholders Form 1099-DIV to assist the shareholder in reporting their previous year's distribution(s) on their federal and state income tax returns. The Series will also send to shareholders who redeemed shares a copy of Form 1099-B showing the total proceeds received by the shareholder. The shareholder will be responsible for calculating the gain or loss as a result of the redemption.

TOTAL RETURN

          From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

PURCHASES, EXCHANGES, AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic Investment Plan" below). These minimums may be waived at the Distributor's discretion. The Fund has the right to refuse any order.

          Payment may be made by check or readily available funds. A purchase order will be effective as of the day your check is received by the Distributor if the Distributor receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is received by wire, the purchase order will be effective the day the payment is received by the Series' custodian bank. The purchase price of shares of the Series is the net asset value determined on the day the wire is received.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

         The Advisor will not accept securities for the Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Fund's Board of Directors. AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in an account for which payment has been received by the Fund may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in
objectives  and  policies  before  making  any  exchange.       The  exchange
privilege  may  not  be  available  in all states.      For federal and state
income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or draft has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

          The share price or "net asset value" per share of the Series is determined by dividing the total market value of the Series' investments and other assets, less any liabilities, by the number of outstanding shares of the Series. Net asset value per share is determined once daily at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

        Series' security holdings that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Portfolio. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and ask prices. Unlisted securities for which market quotations are not readily available are valued at the latest quoted bid price.
Temporary cash investments are valued at amortized cost which approximates market value. Equity securities for which no current quotations are readily available are valued at fair market value as determined in good faith by or at the discretion of the Board of Directors. Equity securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         When approved by the Board of Directors, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (In estimating a security's price, a pricing service takes into account institutional-size trading in similar groups of securities and any developments related to specific securities.) The methods used by the pricing service and the valuations so established are reviewed by the officers of the Fund under policies determined by the Directors. There are a number of pricing services available and the Directors, as part of an on-going evaluation of these services, may authorize the use of other pricing services or discontinue the use of any service in whole or in part.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of
shares,  each  of which would have separate assets and liabilities.     As of
November 11, 1996 Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, New York 14604 owns 64.58% of the Tax Managed Series and is deemed under the 1940 Act to be a beneficial owner of such Series.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.    Deloitte  &  Touche, LLP serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                  APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:


     Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     B  -  Bonds  which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating is reserved for income bonds on which no interest is being paid.

     Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.
     -Broad  margins  in  earnings  coverage  of  fixed  financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment for senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Standard & Poor's Corporation's commercial paper ratings:

   A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

   A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B - Issues rated B are regarded as having only speculative capacity for timely payment.

   C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.

     Statement of Additional Information dated    November 22,     1996


This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with each Series' Prospectus for the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Tax Managed Series, Defensive Series, Maximum Horizon Series and the World Opportunities Series, copies of which may be obtained from Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, NY 14604.




TABLE OF CONTENTS


                                         Page
                                         ----

Investment Objective, Policies and
    Restrictions of the Fund             B-2
  Risk and Investment Policies           B-2
  Investment Restrictions                B-17
  Portfolio Turnover                     B-19
Management                               B-19
  The Advisor                            B-25
  Custodian and Independent Accountant   B-27
  Portfolio Transactions and Brokerage   B-27
 Net Asset Value                         B-29
Redemption of Shares                     B-29
  Payment for Shares Received            B-29
  Redemption in Kind                     B-29
Federal Tax Treatment of Dividends and
    Distributions                        B-30
  Qualification as Regulated Investment
    Company                              B-30
  Fund Distributions                     B-32
  Other Considerations                   B-34




INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF THE FUND

      Each Series' portfolio and strategies with respect to the composition of their respective portfolios are described in the prospectus. If there is a change in the Series' investment objective, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether  the  fund  remains  an  appropriate investment in light of their then current financial position and needs. Convertible bonds purchased by the Series may have a call feature. Warrants purchased by the Fund may or may not be listed on a national securities exchange. The Fund has no current intention to engage in "short sales against the box". All of the Series' policies regarding options discussed below are fundamental.

RISK AND INVESTMENT POLICIES

Writing Covered Call and Secured Put Options

      As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

         As described in the Prospectus, when a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

          A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation ("OCC"), which also serves as the clearing house for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

          A Series may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short-term obligations in a segregated account with its custodian, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

      Options written by a Series will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called "deep-in-the-money" options.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     If a call option on a security expires unexercised, a Series will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

         Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series' obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

        The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

          A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will establish a separate account with the Fund's custodian consisting of cash or U.S. Government or other high grade liquid debt obligations equal to the amount of the Series assets that could be required to consummate the put options. For purposes of determining the adequacy of the securities in the account, the deposited securities will be valued at fair market value. If the value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

         A put option is secured if a Series maintains in a segregated account with its Custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the interest earned on the amount held in U.S. Government securities plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and interest earned on the amount held in U.S. Government securities.

      A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

     Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

      A Series will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Series may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Series, at the exercise price. In this case a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Certain Risk and Other Factors Respecting Options

        As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Series will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Series may not be able to close an option position, which will prevent that Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in cash or U.S. Government securities as security for the put option for other investment purposes until the exercise or expiration of the option.

          Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

          Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Fund's Investment Advisor, Manning & Napier Advisors, Inc., may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

       If Series writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 10% net asset limitation on illiquid securities stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        The Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Series may execute. The Fund's program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

          Each Series, except for the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III of the Fund, may enter into Stock Index Futures Contracts to provide: (1) a hedge for a portion of the Series' portfolio; (2) a cash management tool; (3) as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use Stock Index Futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge the Series' portfolio, the Series may be able to do so more efficiently and at a lower cost through the use of Stock Index Futures Contracts.

        A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
  No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       The Series will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to the covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

        Unlike the purchase or sale of an equity security, no price is paid or received by the Series upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin." This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

       Subsequent payments, called "variation margin", to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market". For example, when the Series has purchased a Stock Index Futures Contract and the price of the underlying stock index has risen, that futures position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

          The Series will not enter into Stock Index Futures Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Series may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series' portfolio securities.

          Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of identical securities with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realize a gain; if it is more, the Series realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realize a gain; if it is less, the Series realize a loss. The Series must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Series are not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

      The Series may elect to close out some or all of their futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Series may close their positions by taking opposite positions which would operate to terminate the Series' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

       Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

     There are several risks in connection with the use by the Series of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series' portfolio securities sought to be hedged.

     Successful use of Stock Index Futures Contracts by the Series for hedging purposes is also subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Series have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series' portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have
offsetting  losses  in  their  Futures  positions.    In  addition,  in  such
situations, if the Series had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, the Series might have to sell securities at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures give the purchaser the right, in return for a premium paid, to assume a position in a Futures Contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

          The Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading in certain options;
(ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

Futures on Securities

          A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts, by law are not permitted on individual corporate securities and municipal securities but instead are traded on exempt securities, such as government securities and broad-based indexes of securities.

Accordingly these futures contracts will primarily consist of futures based on government 0securities (i.e., Treasury Bonds). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions

     In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series except the Tax Exempt Series of the Fund is authorized to enter into forward foreign currency exchange contracts. In addition, each Series, is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts

          Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the
time  of  the  contract.    Forward  currency  contracts  do  not  eliminate
fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

          First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as "transaction hedging".

       Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as "position hedging". With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of each Series consisting of cash or high-grade liquid securities equal to the amount of that Series' assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Series' custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts

          Each  Series,  is  authorized  to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called (i.e., long) for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. Such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The Series will not enter in a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules will not exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

      Although the Series intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series' portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

     Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that a liquid market will develop for any particular futures contracts. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to futures contracts or the underlying security or asset; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of certain futures, in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by the Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of cash or high-grade liquid securities in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Series is covered when, among other things, cash or high-grade liquid securities are placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options

          Each Series, except for the tax-exempt series of the Fund, are authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors which influence foreign exchange rates and investments generally.

Obligations of Supranational Agencies

          Currently, the Global Fixed Income Series, Flexible Yield Series I, Flexible Yield Series II and the Flexible Series Yield III may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. Government Securities

       Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     A Series will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

Tax-exempt Securities

         The New York Tax Exempt Series, the Ohio Tax Exempt Series and the Diversified Tax Exempt Series may invest in tax-exempt securities issued by New York, Ohio or any State of the United States, respectively, and such State's political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

        Each tax-exempt series is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The other 25% of each Series' total assets may be in the securities of any one issuer.

          Each Series will not invest more than 25% of its total assets in any industry. Governmental issuers of tax-exempt securities are not considered part of any "industry." However, Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for the diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

          Each of the tax-exempt series believes that in general the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular securities, be limited.

      It is nonetheless possible that a Series may invest more than 25% of its assets in a broader segment of the market (but not in one industry) for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or transportation revenue obligations. This would be the case only if the Advisor determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all tax-exempt securities in such a market segment.

        Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment in part upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction, a sufficient level of occupancy, sound management, adequate rent to cover operating expenses, changes in applicable laws and governmental regulations and social and economic trends.

        Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are issued by various authorities. The bonds are typically secured by the revenues of each facility and not be state or local government tax payments. The projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure future liabilities. Life care facilities and nursing homes may be affected by regulatory cost restrictions applied to health care delivery in general, restrictions imposed by medical insurance companies and competition from alternative health care or conventional housing facilities. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

      In recent years, nationally recognized rating organizations have reduced their ratings of a substantial number of the obligations of issuers in the health care sector of the tax exempt securities market. Reform of the health care system is a topic of increasing discussion in the United States, with proposals ranging from reform of the existing employer-based system of insurance to a single-payer, public program. Depending upon their terms, certain reform proposals could have an adverse impact on certain health care sector issuers of tax-exempt securities. Because the outcome of current discussions concerning health care, including the deliberations of President Clinton's task force on health care reform, is highly uncertain, the Advisor cannot predict the likely impact of reform initiatives.

Mortgage-Backed Securities

          Each Series, except for the Tax Exempt Series, may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of
FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying
mortgages.    Although  these  securities  may  offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

          Each Series, except for the Tax Exempt Series, may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer's general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

          REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Risk Factors Relating to New York Tax Exempt Securities

       General. The following information as to certain New York risk factors have been provided in view of the New York Tax Exempt Series' policy of concentrating in New York Municipal Securities. This information constitutes only a brief summary, does not purport to be a complete description of New York risk factors, and is principally drawn from official statements relating to securities offerings of the State of New York that have come to the Portfolio's attention and were available as of the date of this Statement of Additional Information. The New York Tax Exempt Series has not independently verified any of the information contained in the official statement, but is not aware of any fact which would render such information inaccurate.

        The economy of New York is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. In the calendar years of 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. Accordingly, unemployment in the State rose drastically in the late 1980's and early 1990's. However, since November 1992, employment growth resumed and the State has gained approximately 185,000 jobs. During recent years, the State has been hindered by significant cutbacks in computers and instrument manufacturing, utility, defensive and banking industries.

        Revenues and Expenditures. New York's Governmental Funds receive over 52% of their revenues from the personal income tax levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied resources supply the balance of the receipts for these funds. New York's major expenditures are grants to local governments, which are projected to account for 69%, or $22.910 billion, of all Governmental Funds expenditures in fiscal 1995-1996. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs. The State's 1996-1997 fiscal year budget reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending and efficiency and productivity initiatives.

     Fiscal 1994-1995. The State completed its 1994-1995 fiscal year with the General Fund (the major operating fund of the State) in balance on a cash-basis. The closing balance of $158 million reflected $157 million in the Tax Stabilization Reserve Fund and $1 million in its Contingency Reserve Fund.
  The State's 1995-1996 Financial Plan projects a balanced General Fund. In addition, the State's 1996-1997 Financial Plan projects a closing fund balance in the General Fund to be $272 million.

          State Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized by unissued bonds, by issuing bond anticipation notes. The State Constitution provides that the State may guarantee the repayment of certain borrowings to carry out designated projects by the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey.

       Debt Ratings. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baa1, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its ratings on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A-various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. S&P currently assesses the rating outlook for New York obligations as "negative". Fitch maintains an A+ rating for New York State general obligations. Future negative rating actions would tend to increase the State's borrowing costs as well as to negatively effect the prices of bonds held by the New York Tax Exempt Series.

        Litigation. Certain litigation is pending against New York that could adversely affect the financial condition of the State in fiscal 1995-1996 or thereafter. These legal proceedings involve State finances, State programs and miscellaneous tort, real property, and contract claims in which the State is defendant and the monetary damages sought are substantial.

Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan.

      New York City. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance it's budget and to meet its cash requirements. The City achieved balanced operating results for the 1994-1995 fiscal year as reported in accordance with GAAP. On January 31, 1996, the City published the Financial Plans for the fiscal years 1996-1999, a modification to a financial plan submitted on July 11, 1995. The financial plan projects balanced budget for the fiscal years 1996-1999. The projections for its 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion.

Convertible Securities

        Convertible Securities in which the Series' invest may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non_convertible
securities  of  similar  quality.    Like  bonds,  the  value  of  convertible
securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

       Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which it entitles the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

Investment in Restricted Securities

      Each Series may invest in "restricted securities" subject to the 10% net asset limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act").

Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

RESTRICTIONS

     Each Series has adopted certain restrictions set forth below (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

A Series may not:

     1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions);

     2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of a Series' net assets (taken at a current value) are held as collateral for such sales at any one time;

     3. Issue senior securities or pledge its assets, except that each Series, may invest in futures contracts and related options;

     4.  Buy or sell commodities or commodity contracts (the Small Cap
Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, Tax Managed Series and the World Opportunities Series, also expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, and the Maximum Horizon Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     6. Make investments for the purpose of exercising control or management;

     7. Participate on a joint or joint and several basis in any trading account in securities;

     8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series' purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. All Series, Except the Tax Managed Series and World Opportunities Series, will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

     9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

     10. Purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series' assets (25% in the case of the Tax
Managed Series, Life Sciences Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, Maximum Horizon Series and 100% in the case of the International Series, Global Fixed Income Series and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

     11. The Fund's investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

     12. The Fund will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

     13. The Fund will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Portfolio's assets would be invested in securities of such companies.

     14. Invest more than 5% of the value of its total net assets in warrants (except for the Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Global Fixed Income Series, New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Series). Included within that amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.

      Two Series are subject to the following investment limitations which are not fundamental:

     1. In the case of the Energy Series, the Public Utility Holding Company Act of 1935 ("PUHCA") places certain restrictions on affiliates of public utility companies as defined in PUHCA. The Energy Series will not acquire 5% or more of the outstanding voting securities of a public utility in order to avoid imposition of these restrictions.

     2. The Financial Services Series may purchase securities of an issuer which derived more than 15% of its gross revenues in its most recent fiscal year from securities_related activities, subject to the following conditions and applicable SEC regulations:

       a. the purchase cannot cause more than 5% of the Series' total assets to be invested in all securities of that issuer;

       b. for an equity security--(i) the purchase cannot result in the Series' owning more than 5% of the issuer's outstanding securities in that class; and (ii) at the time of purchase, the security must meet the Federal Reserve Board's definition of a margin security (i.e., registration on a national securities exchange or listing by the Federal Reserve Board of Governors on the current OTC Margin Stock list).

       c. for a debt security--(i) the purchase cannot result in the Series owning more than 10% of the outstanding principal amount of the issuers debt securities; and (ii) at the time of purchase, the security must be of at least investment grade quality (i.e., at least BBB/Baa as determined by one of the major rating services or, if not rated, judged to be equivalent by the Series' Directors). See the Appendix to the Prospectus for an explanation of these ratings.

        All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Financial Services Series will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase would cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

Portfolio Turnover

     An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Each Series expects that its turnover rate will be less than 100%, except for the Tax Managed Series which expects its turnover rate will be no more than 50%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.



MANAGEMENT
The Directors and officers of the Fund are:

                            Position                Principal occupations
Name and address            with Fund               During past five years
-------------------------------------------  ----------------------  --------------------
B. Reuben Auspitz*          Vice                    Executive Vice President, Manning
1100 Chase Square           President &             & Napier Advisors, Inc., since 1983;
Rochester, NY 14604         Director                President and Director, Manning &
                                                    Napier Investor Services, Inc. since
                                                    1990; Director, President and
                                                    Treasurer, Manning & Napier Advisory
                                                    Advantage Corporation, since 1990;
                                                    Director, Manning & Napier Leveraged
                                                    Investment Co., since 1994; Director,
                                                    Chairman and Treasurer, Exeter Trust
                                                    Co., since 1994; Member, Fiduciary
                                                    Services, L.L.C. since 1995; Member,
                                                    Manning & Napier Associates, L.L.C.
                                                    since 1995; Member, Manning & Napier
                                                    Capital Co., L.L.C. since 1995;
                                                    President and Director, Manning &
                                                    Napier Insurance Fund, Inc. since 1995

Martin Birmingham           Director                Trustee, The Freedom Forum, since 1980;
Lincoln Tower, 16th FLR                             Director Emeritus, ACC Corporation
Rochester, NY 14604                                 since 1994; Director Manning & Napier
                                                    Insurance Fund, Inc. since 1995

Harris H. Rusitzky          Director                Formerly Director and Corporate
One Grove Street                                    Executive, Serv-Rite Corporation from
Pittsford, NY 14534                                 1965-1994; President, Blimpie of
                                                    Central New York and The Greening Group
                                                    since 1994; Director, Manning & Napier
                                                    Insurance Fund, Inc., since 1995

Peter L. Faber*             Director                Former Partner, Kaye, Scholer, Fierman,
50 Rockefeller Plaza                                Hays & Handler from 1984-1995; Partner
New York, NY 10020-1605                             McDermott, Will & Emery since 1995;
                                                    Director, Manning & Napier Insurance
                                                    Fund, Inc., since 1995


Stephen B. Ashley           Director                Chairman and Chief Executive Officer,
600 Powers Building                                 Sibley Real Estate Services, Inc. since
116 West Main Street                                1975;  Chairman and Chief Executive
Rochester, NY 14614                                 Officer, Sibley Mortgage Corp. since
                                                    1975; Director, Genesee Corp. since
                                                    1987; Director, Hahn Automotive since
                                                    1994; Director, Fannie Mae since 1995;
                                                    Director, Manning & Napier Insurance
                                                    Fund, Inc. since 1996

William Manning             President               President, Director and co-founder,
1100 Chase Square                                   Manning & Napier Advisors, Inc., since
Rochester, NY 14604                                 1970; President, Manning & Napier Fund,
                                                    Inc., since 1985; President, Director,
                                                    Founder & CEO, Manning Ventures, Inc.,
                                                    since 1992; President, Director,
                                                    Founder & CEO, KSDS, Inc., since 1992;
                                                    President, Kent Display Systems, Inc.,
                                                    since 1992; President, Director,
                                                    Founder & CEO, Synmatix Corporation,
                                                    since 1993; President, Director,
                                                    Founder & CEO, Manning Leasing, Inc.,
                                                    since 1994; President/Treasurer,
                                                    Manning & Napier Leveraged Investing
                                                    Company, Inc., since 1994; Member,
                                                    Manning & Napier Capital Co., L.L.C.,
                                                    since 1994; Member, Fiduciary Services,
                                                    L.L.C., since 1995

Timothy P. Mullaney, CPA    Treasurer & Chief Fin.  Senior Tax Associate, Coopers &
1100 Chase Square           Officer                 Lybrand, LLP from 1990-1994; Tax
Rochester, NY 14604                                 Manager, Investors Bank & Trust from
                                                    1/94-7/94; Mutual Fund Chief Financial
                                                    Officer, Manning & Napier Advisors,
                                                    Inc. since 1994; Treasurer and Chief
                                                    Financial Officer, Manning & Napier
                                                    Insurance Fund, Inc., since 1995

Barbara A. Lapple           Corporate               Compliance Officer, Manning & Napier
1100 Chase Square           Secretary               Advisors, Inc. since 1984; Corporate
Rochester, NY 14604                                 Secretary & Compliance Officer, Manning
                                                    & Napier Investor Services, Inc. since
                                                    1990; Corporate Secretary & Compliance
                                                    Officer, Manning & Napier Leveraged
                                                    Investing Company, Inc. since 1994;
                                                    Corporate Secretary & Compliance
                                                    Officer, Manning & Napier Insurance
                                                    Fund, Inc., since 1995


* Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     The only Committee of the Corporation is an Audit Committee whose members are B. Reuben Auspitz and Harris H. Rusitzky.

     Directors affiliated with the Advisor do not receive fees from the Fund. Mr. Faber is deemed to be an interested person of the investment advisor because his firm provides legal services to the Advisor. Each Director who is
not affiliated with the Advisor shall receive an annual fee of    $2,500.
Annual fees  will  be  calculated  monthly  and  prorated.   Each Director who
is not affiliated  with the Advisor shall receive    $375     per Board Meeting
attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.



COMPENSATION TABLE FOR FISCAL YEAR ENDED    OCTOBER 31, 1996>/R>
------------------------------------------------------------


                         Est. Annual       Total
Name       Position         Aggregate      Pension   Benefits upon  Compensation
           from Registrant  Compensation             Retirement     from Registrant


B. Reuben   Director        $ 0              N/A         N/A        $ 0
Auspitz*

Martin      Director        $18,000          N/A         N/A        $18,000
Birmingham

Harris H.   Director        $18,500          N/A         N/A        $18,500
Rusitzky

Peter L.    Director        $18,000          N/A         N/A        $18,000
Faber*

Stephen B.  Director        $18,000          N/A         N/A        $18,000
Ashley


*Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").

      The following persons were known by the Fund to own of record 5% or more
of  the  outstanding  voting  securities  of  each  Series  on    October 31,
1996:

NAME AND ADDRESS OF HOLDER OF RECORD               PERCENTAGE OF SERIES


                               International Series

Manning & Napier Advisors, Inc.                             6.88%
FBO American Electric Power Co.
Pension Plan
1100 Chase Sqaure
Rochester, NY 14604

                               Technology Series

Manning & Napier Advisors, Inc.                             7.98%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


                             Blended Asset Series I

Manning & Napier Advisor, Inc.                              5.63%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604


                            Flexible Yield Series I

Elaine P. Tecler IRA                                        5.22%
132 Clintwood Circle
Rochester, NY 14620


                           Flexible Yield Series II

Kent Hudson IRA                                             5.35%
508 Jackson Avenue
Warren, PA 16365

Richard & June Dahlin JTWROS                                6.12%
1425 2nd Avenue
Apt. 206
Chula Vista, CA 91911

Jerry Vasicek IRA                                           8.07%
65 Coventry Road
Endicott, NY 13760

Penfield Fire Company                                       8.13%
1838 Penfield Road
Penfield, NY 14526

Constance Aquavella                                         8.81%
1286 East Avenue
Rochester, NY 14610

Charles E. Lucas IRA                                       18.39%
9 Southland Avenue
Lakewood, NY 14750

Manning & Napier Advisors, Inc.                            29.01%
1100 Chase Square
Rochester, NY 14604

                         Flexible Yield Series III

Hoselton Foundation                                          5.11%
909 Fairport Road
East Rochester, NY 14445

Perry's Ice Cream, Inc. Deferred Salary P/S Bond Fund        6.03%
One Ice Cream Plaza
Akron, NY 14001

Walter D. & Bethel H. Kogut JTWROS                           6.25%
8066 Irish Mist Lane
Manlius, NY 13104

Peter L. Kogut Jr. & Christine Kogut JTWROS                  6.25%
77 Old Stonfield Way
Pittsford, NY 14534

Snyder Tank Corporation                                      7.31%
3774 Lakeshore Road
Buffalo, NY 14219

Boy Scouts of America Troop 31                               9.31%
909 Fairport Road
East Rochester, NY 14445

Manning & Napier Advisors, Inc.                              9.93%
1100 Chase Square
Rochester, NY 14604

George T. & Jacqueline A. Golebiewski  JTWROS               17.69%
4693 Pinecrest Terrace
Eden, NY 14057-9757


                         New York Tax Exempt Series

Manning & Napier Advisors, Inc.                              5.65%
FBO William B. Hale
1100 Chase Square
Rochester, NY 14604


                              Small Cap Series

Manning & Napier Advisors, Inc.                              6.35%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


                           Maximum Horizon Series

Manning & Napier Advisors, Inc.                            47.53%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604

Manning & Napier Advisors, Inc.                             9.09%
1100 Chase Square
Rochester, NY 14604

                              Defensive Series

CAI Wireless Systems                                        6.22%
18 Corporate Woods Blvd.
Albany, NY 12211

Brook Anco Corporation 401(k)                               6.23%
3495 Winton Place, Building B
Rochester, NY 14623

Updike, Kelly, & Spellacy P/S-DG                            6.34%
One State Street
P.O. Box 231277
Hartford, CT 06123

Manning & Napier Advisors, Inc.                            13.97%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604

Conklin Instrument Corporation P/S Plan                    24.48%
West Road
Pleasant Valley, NY 12569

Manning & Napier Advisors, Inc.                            35.24%
1100 Chase Square
Rochester, NY 14604

                             Tax Managed Series

Amanda J. McKnight                                          5.20%
600 Centerville Pike
Slippery Rock, PA 16057

Emily A. McKnight                                           6.50%
600 Centerville Pike
Slippery Rock, PA 16057

Manning & Napier Advisors, Inc.                            64.58%
1100 Chase Square
Rochester, NY 14604

                           Ohio Tax Exempt Series

Franklin Eck                                               12.38%
3300 Riverside Drive
Columbus, OH 43221

Ms. Nancy Peterson, Trust                                  16.48%
3873 Ridgeway Road
Kettering, OH 45429




The Advisor

       Manning & Napier Advisors, Inc. acts as the Fund's investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of 1% of the Fund's daily net assets for the Small Cap Series, Energy Series, Technology Series, Maximum Horizon Series, Financial Services Series, International Series, Tax Managed Series, Life Sciences Series, Global Fixed Income Series, Blended Asset Series I, Blended Asset Series II, World Opportunities Series, .80% for the Defensive Series, .35% for the Flexible Yield Series I, .45% for the Flexible Yield Series II, .50% for the Flexible
Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Tax Exempt Series. For fiscal years ended December 31, 1987, December 31, 1988, December 31, 1989, December 31, 1992, December 31, 1993,

December 31, 1994, and December 31, 1995, the aggregate total of fees paid by the Small Cap Series to the Advisor were $34,211, $114,125, $0, $184,465, $582,365, $931,789 and $1,296,858, respectively. For the period November 4, 1988, (Commencement of Investment Operations) to December 31, 1988 and for the fiscal years ended December 31, 1989, December 31, 1990, December 31, 1991, and December 31, 1992, the aggregate total of fees paid by the Technology Series to the Advisor were $87,931, $660,878 $573,333, $603,370, and $249,485 respectively  and  for the period August 29, 1994 (Commencement of Operations)
to December 31, 1994 and for the fiscal years ended December 31, 1995, the aggregate total fees were $151, 936 and $557,701, respectively. For the period August 27, 1992, (Commencement of Investment Operations) to December31, 1992 and for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the aggregate total fees paid by the International Series to the Advisor were $282,754, $868,462, $870,103 and $1,084,583. For the period October 7, 1992, (Commencement of Investment Operations) to December 31, 1992 and for the fiscal years ended December 31, 1993, December 31, 1994, and December 31, 1995, the aggregate total fees paid by the Life Sciences Series to the Advisor were $30,001, $560,977, $749,795 and $451,038. For the fiscal years ended December 31, 1987, December 31, 1988 and December 31, 1989, the advisory fees waived by the Advisor for the Small Cap Series were $500, $707, and $489 respectively. For the period September 15, 1993, (Commencement of Operations) to December 31, 1993 and for the fiscal
years  ended  December  31,  1994,  December  31,  1995,     and  October 31,
1996     the advisory fees waived by the Advisor for the Blended Asset Series
I  were  $891,  $26,034, $23,407 and    $13,439,     and the aggregate total
fees  paid  for  the    periods     ended December 31, 1995,    and October
31,  1996     were $46,543 and    $108,485.      For the period October 12,
1993,  (Commencement  of  Operations)  to  December  31,  1993  and  for  the
   periods      ended  December  31, 1994, December 31,1995,    and October
31,  1996      the  advisory fees waived by the Advisor for the Blended Asset
Series  II  were  $393, $37,315, $17,669 and    $3,528,    and the aggregate
total  fees  paid  for the fiscal year ended December 31, 1995    and October
31,  1996      were  $114,026 and    $222,302    .  For the period February
15,  1994  (Commencement  of  Operations)  to  December  31,  1994 and for the
   periods      ended  December  31, 1995,    and October 31, 1996     the
advisory fees waived by the Advisor for the Flexible Yield Series II were $905, $2,160, and $1,688. For the period February 15, 1994 (Commencement
of Operations) to December 31, 1994 and the    periods     ended December 31,
1995,     and  October  31, 1996     the advisory fees waived by the Advisor
for  the  Flexible  Yield Series I were $443, $1,221 and    $1,057    .  For
the  period  December  20,  1993, (Commencement of Operations) to December 31,
1993  and for the    periods     ended December 31, 1994, December 31, 1995,
   and  October 31, 1996     the advisory fees waived by the Advisor for the
Flexible  Yield  Series III were $11, $1,683, $4,767 and    $4,454    .  For
the  period January 17, 1994 (Commencement of Operations) to December 31, 1994
and for the    period     ended December 31, 1995, the advisory fees paid to
the Advisor for the New York Tax Exempt Series were $82,497 and $114,847. For the period February 14, 1994 (Commencement of Operations) to December 31, 1994
and  for the    period     ended December 31, 1995, the advisory fees waived
by  the Advisor for the Ohio Tax Exempt Series were $11,101 and $4,398 and the
aggregate  total fees paid for the    period     ended December 31, 1995 was
$19,239. For the period February 14, 1994 (Commencement of Operations) to
December  31,  1994  and  for  the     period      ended  December 31, 1995,
advisory fees waived by the Advisor for the Diversified Tax Exempt Series were $22,494 and $0 and the aggregate total fees paid were $2,983 and $50,130.
   For the period November 1, 1995 (Commencement of Operation) to October 31, 1996, the advisory fees waived by the Advisor for the Tax Managed Series were $1,867. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the advisory fees waived by the Advisor for the Defensive Series were $3,940. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the advisory fees waived by the Advisor for
the  Maximum  Horizon  Series were $4,377.      All fees are reported for the
Series  that have commenced operations except, for the    World Opportunities
Series     which has not reached a reporting period.  The Investment Advisory
Agreement (the "Agreement") between the Fund and the Advisor provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i)brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the adviser made the decision or took the action which resulted in such claim the adviser acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisers in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

      The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        In the Agreement, the Fund agrees that the words "Manning & Napier" in its name is derived from the name of the Advisor and is the property of the Advisor for copyright and all other purposes and that therefore such words may be freely used by the Advisor as to other investment companies or other investment products; the Fund further agrees that, in the event that the Advisor ceases to be the Fund's investment advisor for any reason, the Fund will (unless the Advisor otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the words "Manning & Napier." The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation.

         On April 30, 1993, the Advisor became the Fund's Transfer Agent. For servicing the Blended Asset Series I , Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, in this capacity, for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Advisor received $29.87, $7,396, and $14,322 from the
Fund.       For  servicing  the Tax Managed Series, Defensive Series, Maximum
Horizon Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, and the Flexible Yield Series III, in this capacity, for the fiscal year ended October 31, 1996, the Advisor
received  $8,990  from the Fund.      The    World Opportunities Series
is not included since the series has not reached a reporting period. The Advisor will not charge for its Transfer Agent services to the other Series.

     Manning & Napier Investor Services, Inc., acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs to clients for this service. The Advisor may impose separate requirements in connection with employee purchases of the Fund.

Custodian and Independent Accountant

     The custodian for the Energy Series, the Technology Series, the Financial Services Series, the Life Sciences Series, and the Global Fixed Income Series is Fleet Bank, N.A., 45 East Avenue, Rochester, N.Y. 14604, with the exception of the foreign securities held by the Fund, whose custodian is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. The custodian for the Small Cap Series, International Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax
Exempt Series, Diversified Tax Exempt Series, Tax Managed Series, Defensive Series, Maximum Horizon Series and the World Opportunities Series is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. Coopers & Lybrand L.L.P, One Post Office Square, Boston, MA 02109 are the Fund's independent accountants for the Fund, with the exception of the Blended Asset Series I, Blended Asset Series II, Flexible
Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Tax Managed Series, Defensive Series and the Maximum Horizon Series for which the independent accountants are Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

       The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. For the fiscal years ending December 31, 1987, December 31, 1988, December31, 1989, December 31, 1992, December 31, 1993, December 31, 1994 and December 31, 1995, the brokerage commissions incurred by the Small Cap Series were $90,216, $82,149, $0, $42,285, $60,820, $90,860 and $327,763, respectively. For the period November 4, 1988 (Commencement of Operations) to December 31, 1988 and the fiscal years ended December 31, 1989, December 31, 1990, December 31, 1991 and December 31,1992, the brokerage commissions incurred by the Technology Series were $123,896, $80,326, $11,415, $5,795 and $137,000, respectively and for the period August 29, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal year ended December31, 1995, were $13,693 and $73,963. For the period August 27, 1992 (Commencement of Operations) to December 31, 1992 and the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the brokerage commissions incurred by the International Series were $219,814, $49,000, $151,987 and $157,084. For the period October
7, 1992 (Commencement of Operations) to December 31, 1992 and the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the brokerage commissions incurred by the Life Sciences Series were $10,670,
$144,225,  $85,230  and  $132,203.    For  the  period  September  15,  1993
(Commencement  of  Operations)  to  December 31, 1993 and for the fiscal years
ended December 31, 1994, December 31, 1995,    and October 31, 1996     the
brokerage  commissions  incurred  by  the  Blended  Asset  Series I were $431,
$4,270,  $8,775  and     $13,656.        For  the  period  October  12, 1993
(Commencement  of  Operations)  to  December 31, 1993 and for the fiscal years
ended  December 31, 1994, December 31, 1995,    and October 31, 1996     the
brokerage  commissions  incurred  by  the  Blended  Asset Series II were $506,
$8,525,  $23,410  and     $36,256.        For  the  period February 15, 1994
(Commencement of Operations) to December 31, 1994,  and the fiscal years ended
December  31,  1995,     and  October  31,  1996     there were no brokerage
commissions  incurred by the Flexible Yield Series I.  For the period February

15,  1994  (Commencement  of  Operations)  to December 31, 1994 and the fiscal
years  ended  December  31,  1995,    and October 31, 1996     there were no
brokerage commissions incurred by the Flexible Yield Series II. For the period December 20, 1993 (Commencement of Operations) to December 31, 1993 and
for  the  fiscal  years  ended  December  31, 1994, December 31, 1995,    and
October  31,  1996      there  were  no brokerage commissions incurred by the
Flexible Yield Series III. For the period January 17, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal year ended December 31, 1995, there were no brokerage commissions incurred by the New York Tax Exempt Series. For the period February 14, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal year ended December 31, 1995, there were no brokerage commissions incurred by the Ohio Tax Exempt Series. For the period February 14, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal year ended December 31, 1995, there were no brokerage commissions
incurred  by the Diversified Tax Exempt Series.    For the period November 1,
1995 (Commencement of Operations) to October 31, 1996 the brokerage commissions incurred by the Tax Managed Series were $837. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the brokerage commissions incurred by the Defensive Series were $335. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the brokerage commissions incurred by the Maximum Horizon Series were $2,753.
  All  brokerage  commissions  are reported for all Series that have commenced
operations  except,  for the    World Opportunities Series     which has not
reached a reporting period. There were no brokerage commissions paid to affiliates during the last five fiscal years.

NET ASSET VALUE

         The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System. Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

REDEMPTION OF SHARES

Payment for shares redeemed

          Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

Redemption in Kind

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

      The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

       The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

     As a regulated investment company ("RIC") under Subchapter M of the Code, each Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

       In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of a Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which such Series has not invested more than 5% of the value of its total assets in any one issuer and as to which such Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

        The foregoing requirements of the Code may inhibit the Series in their efforts to achieve their investment objectives.

     1.  a. Qualifying Income

         It is not clear to what extent income derived by a Series from foreign currency gains will, under future Treasury regulations, be treated by the Internal Revenue Service (the "Service") as Qualifying Income. Consequently, each Series will take appropriate actions to limit such transactions, where necessary, until such time as applicable U.S.
Treasury regulations are issued or a Series receives a satisfactory opinion of counsel or private letter ruling from the Service that income from such currency transactions constitutes Qualifying Income.

     1.  b. Currency Transactions

         Transactions in forward currency contracts, currency futures contracts, options on currencies, and certain other instruments are subject to special rules which may affect the timing and character of distributions to shareholders by accelerating income to the Series, deferring Series' losses, causing adjustments in the holding periods of Series' securities, and converting capital gains into ordinary income. For example, certain foreign currency gains realized by a Series will be treated as ordinary income rather than capital gain under Section 988 of the Code. The tax treatment of certain foreign currency contracts, futures contracts, and options on futures contracts entered into by a Series will be governed by Section 1256 of the Code. In general, each such position held by the Series will be marked to market (i.e., treated as if it were closed out on the last business day of each taxable year of the Series), and all gain or loss associated with such marking to market or other transactions in such positions will be treated as 60% long-term and 40% short-term capital gain or loss.

            When a Series holds an option or contract governed by Section 1256 which substantially diminishes the Series' risk of loss with respect to another position held by the Series which is not governed by Section 1256, this combination of positions could be a "mixed straddle" that is generally subject to Section 1092 of the Code in addition to Section 1256 of the Code. The Series may make certain tax elections for its "mixed straddles" which could eliminate the effects of Section 1256. In addition, a Series' activities in foreign currency contracts, futures contracts and options may be limited by the requirements for qualification as a regulated investment company and by future legislative or regulatory changes in these requirements.

     2.  Short-Short Gain Rule

         Because of the Short-Short Gain Rule, a Series may have to:

           (1) limit the sale of appreciated securities held for less than three months;

           (2) limit the short sale of, or the acquisition of put options on, appreciated securities held for one year or less;

           (3) limit the closing of call options or secured put options it has written or of appreciated put options it has held for less than three months; and

           (4) limit writing options that expire in less than three months and covered call options on securities that have been held for less than three months and are likely to appreciate significantly during the option period.

          To the extent a Series is able to identify and designate offsetting positions as "hedges," increases and decreases in the value of such positions will be netted for purposes of determining whether the Short-Short Gain Rule has been satisfied. In addition, the Short-Short Gain Rule will not prevent a Series from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period has no impact.

     3.  Asset Diversification Test

         The Service has ruled (1) that the issuer of a call option written on a security is the issuer of the underlying security and (2) that, where the writer of a call option owns the underlying security, the Asset Diversification Test will be applied solely to such security and that the value of the option will not be counted.

         The Service has informally ruled for purposes of the Asset Diversification Test that (1) a put option on a security is itself a "security", (2) the issuer of a put option on a security is the issuer of the underlying security, (3) the market value of a purchased put option should be the measure of the investment in the instrument as a "security", and (4) the market value of the underlying security should be the measure of the investment in a written put option as a "security".

         By law, the Series may not rely on informal rulings of the Service. Consequently, a Series may find it necessary to seek its own ruling from the Service on these issues or to curtail its options trading in order to stay within the limits of the Asset Diversification Test.

         It is unclear under present law who should be treated as the issuer of foreign currency exchange contracts, although it has been suggested that the issuer in each case would be the foreign central bank or foreign government backing the particular currency. A Series may find it necessary to curtail trading in forward foreign currency contracts or seek a ruling on this issue.
A Series may also find it necessary to seek rulings with respect to other financial instruments, or curtail trading therein, for purposes of the Asset Diversification Test.

Fund Distributions

        Investors should be careful to consider the tax implications of buying shares of a Series just prior to the record date of an ordinary income dividend or capital gain distribution. The price of shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gain distribution. Those purchasing just prior to an ordinary income dividend or capital gain distribution will nevertheless be taxable on the entire amount of the distribution received.

          In the event a Series elects to retain its net capital gain, it is expected that such Series also will elect to have shareholders treated as having received a distribution of such gain, with the result that they will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of capital gain tax paid by such Series on the gain, and will increase the tax basis for their shares by an amount equal to 65% of the deemed distribution.

      Investors should be aware that any loss realized upon the sale, exchange or redemption of Series shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain distributions have been paid with respect to such shares or any amounts have been treated as long-term capital gains with respect to such shares pursuant to the election described in the preceding paragraph. Investors should also be aware that the maximum federal tax rate on long-term capital gains has been increased to 35% for corporate taxpayers and to 28% for non-corporate taxpayers.

      In some circumstances the Series' use of short sales, writing of covered call options and acquisitions of put options to further its investment objectives may reduce the portion of its distributions that qualify for the corporate dividends received deduction.

        Except in the case of the International Series and Global Fixed Income Series, the Code allows a 70% dividends-received deduction (the "deduction") to corporate shareholders of any Series. Special provisions are contained in the Code as to the eligibility of payments to such shareholders for the deduction. The extent to which the ordinary income dividends paid by a Series are eligible for the deduction is determined by the ratio of the aggregate dividends received by such Series from domestic corporations in any fiscal year to the ordinary income dividends paid by such Series for that year. For purposes of determining the deduction, a Series may not take into account any amount received as a dividend with respect to any security unless such Series has held the security with respect to which the dividend has been paid for a minimum period, generally 46 days. Moreover, corporate taxpayers will have to take into account the entire amount of any dividend received from a Series for purposes of the alternative minimum tax and environmental tax. Capital gains distributions are not eligible for the dividends received deduction.

     As noted in the Prospectuses for the New York Tax Exempt Series, the Ohio Tax Exempt Series and the Diversified Tax Exempt Series, exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by
Section  59A  of  the  Code     to corporate taxpayers.      The Alternative
Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. Each Tax Exempt Series intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings" as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

     The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for each Tax Exempt Series will be applied uniformly to all dividends declared with respect to the Series during that year. This percentage may differ from the actual percentage for any particular day.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax Exempt Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in
Section 86 of the Code.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of a Tax Exempt Series.

     "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

      Issuers of bonds purchased by a Tax Exempt Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     From time to time, the Fund may present its performance in communications to shareholders, sales literature, and advertising. Performance measurements will be presented by average annual total return, total return, and/or cumulative total return. All measurements will be based upon the change in net assets resulting from all Fund operations, including the reinvestment of dividends and distributions, if any, for the specified periods.

     The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio, and its level of operation expenses. Consequently, any performance figures should not be considered representative of the future performance of the Fund. The Fund may include in performance advertisements rankings or similar information provided by Morningstar or other organizations.

Other Considerations

     A 4% non-deductible excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year and 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year, even if they satisfy the Distribution Requirement. The balance of such income must be distributed during the next calendar year. Each Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Series may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

     For purposes of the excise tax, a RIC must (1) offset a net ordinary loss for any calendar year in determining its capital gain net income, but only to the extent the capital gain net income for the one-year period ending on October 31 of such calendar year exceeds the net capital gains for said period and (2) exclude certain foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Rules of state and local taxation of ordinary income dividends and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors for the application of the federal rules outlined above to their particular circumstances and for the application of state and local tax rules affecting investment in the Fund. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

                         Manning & Napier Fund, Inc.

                            Blended Asset Series I
                                Annual Report
                               October 31, 1996


Management Discussion and Analysis

Dear Shareholders:

Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

At a time when market valuations in
general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. Your Series places a high priority on dampening market volatility, so even though we see a number of long-term positives in 0he investment picture, we must be sensitive to the possibility of cyclical disruptions. With valuations currently very high, you should expect this Series to be conservatively positioned, and indeed, that is the case. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

We wish you and yours all the best during this holiday season.

Sincerely,


Manning & Napier Advisors, Inc.


[GRAPHIC]
[Pie Chart]

Asset Allocation - As of 10/31/96

Bonds - 66%
Stocks - 20%
Cash & Equivalents - 14%

Performance Update as of October 31, 1996


The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series I from its inception (9/15/93) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Blended Asset Series I

                                                 Total Return
                                                  Growth of
Through                               $10,000                   Average
10/31/96                             Investment    Cumulative     Annual

One Year                          $    10,837          8.37%     8.37%
Inception 2                       $    12,806         28.06%     8.22%










Lehman Brothers Intermediate Bond Index

                                                      Total Return
                                          Growth of
Through                                    $10,000                   Average
10/31/96                                 Investment    Cumulative     Annual

One Year                                 $    10,581          5.81%     5.81%
Inception 2                              $    11,728         17.28%     5.22%









Balanced Index

                             Total Return
                 Growth of
Through           $10,000                   Average
10/31/96        Investment    Cumulative     Annual

One Year        $    11,115         11.15%    11.15%
Inception 2     $    13,040         30.40%     8.85%



1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The
Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond
Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange, and Over-the-Counter market.
Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART
Data for Line Chart to follow:






             Manning & Napier          Lehman Brothers       Balanced
          Blended Asset Series I   Intermediate Bond Index     Index

09/15/93  $                10,000  $                 10,000  $  10,000
12/31/93                   10,092                    10,032     10,081
06/30/94                    9,671                     9,770      9,795
12/31/94                   10,012                     9,838      9,986
06/30/95                   11,578                    10,783     11,256
12/31/95                   12,123                    11,347     12,151
04/30/96                   12,292                    11,213     12,303
10/31/96                   12,806                    11,728     13,040






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                              VALUE
                                                    SHARES  (NOTE 2)

COMMON STOCK - 20.10%

AIR TRANSPORTATION- 2.19%
 Federal Express Corp.*                              4,850  $390,425

APPAREL- 2.47%
VF Corp.                                             6,725   439,647

CHEMICALS & ALLIED PRODUCTS- 0.06%
Varitronix International Ltd. (Note 7)               6,000    10,941

COMMUNICATIONS- 2.42%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR    4,975   172,259
Telefonica de Espana - ADR                           4,300   259,075
                                                            ---------
                                                             431,334
                                                            ---------

COMPUTER EQUIPMENT- 0.12%
Cisco Systems, Inc.*                                   200    12,375
Digital Equipment Corp.*                               300     8,850
                                                            ---------
                                                              21,225
                                                            ---------
ELECTROMEDICAL APPARATUS- 1.79%
Nellcor Puritan Bennett, Inc.*                      16,300   317,850

ELECTRONICS & ELECTRICAL EQUIPMENT- 0.92%

SEMICONDUCTOR- 0.14%
Altera Corp.*                                          250    15,500
Texas Instruments, Inc.                                200     9,625
                                                            ---------
                                                              25,125
                                                            ---------
TELECOMMUNICATIONS EQUIPMENT- 0.78%
ADC Telecommunications, Inc.*                          150    10,256
BroadBand Technologies, Inc.*                        1,050    18,769
DSC Communications Corp.*                              325     4,509
ECI Telecommunications, Ltd.                           625    12,500
General Instrument Corp.*                            3,875    77,984
Northern Telecom Ltd.                                  225    14,653
                                                            ---------
                                                             138,671
                                                            ---------
                                                             163,796
                                                            ---------

ENGINEERING SERVICES- 0.47%
Jacobs Engineering Group, Inc.*                      3,775    83,522



The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                    VALUE
                                          SHARES  (NOTE 2)


FABRICATED METAL PRODUCTS- 0.19%
Keystone International, Inc.                 875  $ 15,750
Material Sciences Corp.*                   1,175    17,919
                                                  ---------
                                                    33,669
                                                  ---------

FOOD & BEVERAGES- 0.03%
Canandaigua Wine Co., Inc. - Class A*        250     5,625

GLASS PRODUCTS- 0.06%
Libbey, Inc.                                 425    10,200

HEALTH SERVICES- 1.55%
MedPartners, Inc.*                        12,276   259,331
RehabCare Group, Inc.*                       800    14,300
U.S. Physical Therapy, Inc.*                 225     2,081
                                                  ---------
                                                   275,712
                                                  ---------

HOLDING COMPANIES - 0.02%
Ek Chor China Motorcycle Co. Ltd.            500     2,938

INFORMATION RETRIEVAL SERVICES- 0.02%
America OnLine, Inc.*                        125     3,391

PLASTIC PRODUCTS- 0.03%
Sun Coast Industries, Inc.*                1,525     5,909

PRIMARY METAL INDUSTRIES- 0.17%
American Superconductor Corp.*               875    10,828
Gibraltar Steel Corp.*                       775    18,794
                                                  ---------
                                                    29,622
                                                  ---------

PRINTING & PUBLISHING - 0.04%
Playboy Enterprises, Inc. - Class A*         225     2,700
Playboy Enterprises, Inc. - Class B*         300     3,600
                                                     6,300

RESTAURANTS- 0.78%
McDonald's Corp.                           2,775   123,141
Morton's Restaurant Group, Inc.*           1,025    15,759
                                                  ---------
                                                   138,900
                                                  ---------


The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                     VALUE
                                           SHARES   (NOTE 2)


RETAIL- 4.98%

RETAIL - HOME FURNISHING STORES- 0.10%
Pier 1 Imports, Inc.                        1,238     17,332

RETAIL - SHOE STORES- 0.11%
Brown Group, Inc.                             950     19,594

RETAIL - SPECIALTY STORES- 4.58%
Fabri-Centers of America - Class A*         8,250    107,250
Fabri-Centers of America - Class B*         7,250     94,250
Fingerhut Companies, Inc.                  18,475    274,816
Hancock Fabrics, Inc.                      10,525     89,463
Tandy Corp.                                 6,625    249,266
                                                   ----------
                                                     815,045
                                                   ----------

RETAIL - VARIETY STORES- 0.09%
Family Dollar Stores, Inc.                    975     16,575

RETAIL - WHOLESALE- 0.10%
Coleman Company, Inc.*                      1,300     17,225
                                                     885,771

SOFTWARE- 0.43%
Electronic Arts, Inc.*                        725     27,188
Founder Hong Kong Ltd.* (Note 7)           18,000      6,984
Informix Corp.*                               425      9,430
Microsoft Corp.*                              100     13,725
Parametric Technology Corp.*                  150      7,331
Symantec Corp.*                             1,175     12,778
                                                   ----------
                                                      77,436
                                                   ----------

TECHNICAL INSTRUMENTS & SUPPLIES- 1.36%

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.32%
Eastman Kodak Co.                           2,950    235,261

SURGICAL & MEDICAL INSTRUMENTS - 0.04%
Allied Healthcare Products, Inc.*           1,100      7,424
                                                     242,685

TOTAL COMMON STOCK
     (Identified Cost $3,403,092)                  3,576,898



The accompanying notes are an integral part of the financial statements.





INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                              PRINCIPAL      VALUE
                                                AMOUNT      (NOTE 2)


U.S. TREASURY SECURITIES - 65.42%

U.S. TREASURY BONDS - 19.75%
     U.S. Treasury Bond, 7.25%,  5/15/2016    $   45,000  $    47,475
     U.S. Treasury Bond, 7.25%,  8/15/2022       555,000      587,259
     U.S. Treasury Bond, 7.50%,  11/15/2024    2,625,000    2,880,116
                                                          ------------
     TOTAL U.S. TREASURY BONDS                              3,514,850
                                                          ------------
     (Identified Cost $3,361,358)

U.S. TREASURY NOTES - 45.67%
     U.S. Treasury Note, 5.875%,  4/30/1998    3,640,000    3,651,375
     U.S. Treasury Note, 5.125%, 12/31/1998      595,000      586,819
     U.S. Treasury Note, 6.875%, 8/31/1999       450,000      461,162
     U.S. Treasury Note, 7.75%, 12/31/1999        20,000       21,013
     U.S. Treasury Note, 6.625%,  7/31/2001    3,335,000    3,406,259
                                                          ------------
     TOTAL U.S. TREASURY NOTES
     (Identified Cost $8,067,272)                           8,126,628
                                                          ------------


TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $11,428,630)                         11,641,478


U.S. GOVERNMENT AGENCIES - 0.76%

    MORTGAGE BACKED SECURITIES
     GNMA POOL#174225, 9.50%, 8/15/2016            5,293        5,709
     GNMA POOL#286310, 9.00%, 2/15/2020           42,520       44,939
     GNMA POOL#385753, 9.00%, 7/15/2024           80,601       85,186
                                                          ------------

TOTAL U.S. GOVERNMENT AGENCIES
     (Identified Cost $134,042 )                              135,834



The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                   Principal Amount/      Value
                                                         Shares          (NOTE 2)


SHORT-TERM INVESTMENTS - 4.16%
     U.S. Treasury Bill, 11/29/1996                $        1,600,000  $ 1,594,008
     Dreyfus U.S. Treasury Money Market Reserves              739,029      739,029

TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $2,333,037)                                        2,333,037
                                                                       ------------

TOTAL INVESTMENTS - 99.40%
     (Identified Cost $17,298,801)                                      17,687,247
                                                                       ------------

OTHER ASSETS, LESS LIABILITIES - 0.60%                                     106,261

NET ASSETS - 100%                                                      $17,793,508
                                                                       ------------



*Non-income producing security.






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $17,305,735 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                           $ 553,706

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                          (172,194)

UNREALIZED APPRECIATION - NET                                                      $ 381,512



The accompanying notes are an integral part of the financial statements.







Statement of Assets and Liabilities
OCTOBER 31, 1996


ASSETS:

Investments, at value (Identified Cost $17,298,801)(Note 2)  $17,687,247
Interest receivable                                              174,470
Dividends receivable                                                 739

TOTAL ASSETS                                                  17,862,456


LIABILITIES:

Accrued management fees (Note 3)                                  18,484
Accrued Directors' fees (Note 3)                                   1,648
Transfer agent fees payable (Note 3)                                 345
Payable for fund shares redeemed                                  35,728
Audit fee payable                                                 10,750
Other payables and accrued expenses                                1,993

TOTAL LIABILITIES                                                 68,948

NET ASSETS FOR 1,588,453 SHARES OUTSTANDING                  $17,793,508


NET ASSETS CONSIST OF:

Capital stock                                                $    15,885
Additional paid-in-capital                                    16,776,541
Undistributed net investment income                              319,657
Accumulated net realized gain on investments                     292,979
Net unrealized appreciation on investments                       388,446

TOTAL NET ASSETS                                             $17,793,508

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($17,793,508/1,588,453 shares)                               $     11.20



The accompanying notes are an integral part of the financial statements.






Statement of Operations

                                                           For the Ten     For the
                                                             Months         Year
                                                              Ended         Ended
                                                            10/31/96      12/31/95

INVESTMENT INCOME:

Interest                                                  $    555,989   $  294,411
Dividends                                                       41,029       44,454

Total Investment Income                                        597,018      338,865


EXPENSES:

Management fees (Note 3)                                       121,924       69,950
Directors' fees (Note 3)                                         5,071        6,875
Transfer agent fees (Note 3)                                     2,926        1,679
Audit fee                                                       12,450       14,625
Custodian fee                                                    6,540        7,480
Registration & filing fees                                       7,497        6,384
Miscellaneous                                                    3,561          354

Total Expenses                                                 159,969      107,347

Less Waiver of Expenses (Note 3)                               (13,439)     (23,407)

Net Expenses                                                   146,530       83,940

NET INVESTMENT INCOME                                          450,488      254,925


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)       299,745      608,702
Net change in unrealized appreciation on investments           105,808      341,625

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                              405,553      950,327

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $    856,041   $1,205,252




The accompanying notes are an integral part of the financial statements.





Statement of Changes in Net Assets
                                                         For the Ten     For the  Year    For the Year
                                                         Months Ended        Ended           Ended
                                                           10/31/96        12/31/95         12/31/94
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     450,488   $      254,925   $      88,876
Net realized gain on investments                              299,745          608,702          18,293
Net change in unrealized appreciation on investments          105,808          341,625         (59,823)

Net increase in net assets from operations                    856,041        1,205,252          47,346


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                   (130,831)        (254,925)        (88,431)
In excess of net investment income                                  -           (3,886)              -
From net realized gain on investments                         (39,818)        (564,923)        (18,074)
In excess of net realized gain                                      -                -          (3,332)

Total distributions to shareholders                          (170,649)        (823,734)       (109,837)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                    7,589,621        4,617,621       4,106,508


Net increase in net assets                                  8,275,013        4,999,139       4,044,017


NET ASSETS:

Beginning of period                                         9,518,495        4,519,356         475,339

End of period (including undistributed net investment
   income of $319,657, $0, and $665 respectively)       $  17,793,508   $    9,518,495   $   4,519,356




The accompanying notes are an integral part of the financial statements.



Financial Highlights
                                                                                                               For the Period
                                                                                                                   9/15/93
                                                              For the Ten     For the  Year    For the Year      (commencement
                                                             Months Ended        Ended           Ended        of operations) to
                                                               10/31/96        12/31/95         12/31/94          12/31/93

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                     $       10.72   $         9.72   $       10.05   $            10.00

Income from investment operations:
   Net investment income                                           0.293            0.342           0.200                0.045
   Net realized and unrealized gain (loss)
      on investments                                               0.307            1.698          (0.280)               0.045

Total from investment operations                                   0.600            2.040          (0.080)               0.090

Less distributions to shareholders:
   From net investment income                                     (0.092)          (0.342)         (0.203)              (0.040)
   In excess of net investment income                                  -           (0.005)              -                    -
   From net realized gain on investments                          (0.028)          (0.693)         (0.040)                   -
   In excess of net realized gain                                      -                -          (0.007)                   -

Total distributions to shareholders                                (0.120)          (1.040)         (0.250)              (0.040)

NET ASSET VALUE - END OF PERIOD                             $       11.20   $        10.72   $        9.72   $            10.05

Total return1                                                        5.64%           21.08%         (0.80%)                0.93%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                     1.20%2**          1.20%**          1.20%*              1.20%2*
    Net investment income                                        3.69%2**          3.64%**          3.40%*              2.47%2*

Portfolio turnover                                                    85%              72%             45%                   1%

Average commission rate paid                               $      0.0515   $       0.0689               -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)                 $      17,794   $        9,518   $       4,519   $              475

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.   If these
expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would be as follows:

Net investment income                                      $       0.284   $        0.311   $       0.124   $            0.021
Ratios (to average net assets):
   Expenses                                                       1.31%2             1.53%           2.50%              2.50%2
   Net investment income                                          3.58%2             3.31%           2.10%              1.17%2

1 Represents aggregate total return for the period indicated
2 Annualized



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION
        Blended Asset Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series I
 Class K Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          The Fund hereby designates $19,854 as capital gain dividends for the period ended October 31, 1996.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (continued)
          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $121,924 for the ten months ended October 31, 1996 and $69,950 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $13,439 for the ten months ended October 31, 1996 and $23,407 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,926 for the ten months ended October
 31, 1996 and $1,679 for the year ended December 31, 1995.

     Notes to Financial Statements

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $6,875 for the year ended December 31,
 1995.

4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $17,340,767 and $11,470,757, respectively, for the ten months ended October
 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS
         Transactions in shares of Blended Asset Series I Class K Common Stock were:




              For the Ten                 For the Year                For the Year
             Months Ended                     Ended                       Ended
               10/31/96                     12/31/95                    12/31/94
                Shares         Amount        Shares        Amount        Shares        Amount


Sold              940,658   $10,210,779        406,586   $4,437,737        481,619   $4,726,025
Reinvested         15,624       169,059         75,731      811,707         11,251      109,832
Repurchased      (255,975)   (2,790,217)       (58,913)    (631,823)       (75,443)    (729,349)
Total             700,307   $ 7,589,621        423,404   $4,617,621        417,427   $4,106,508



     6.  FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     Notes to Financial Statements

     7.  FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

     8.  CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF BLENDED ASSET SERIES I:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset Series I at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Blended Asset Series II

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

     Dear Shareholders:

          Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

      As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. We boosted our exposure to the technology sector, which was the hardest hit by the July decline, and semiconductor stocks wound up posting the largest gains of any sector during the third quarter of this year. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. While this Series has asset allocation discretion, it is designed to place greater emphasis on growth than on dampening volatility. As a result, even though high market valuations bring the threat of cyclical volatility, the series remains fairly heavily invested because, a) we are able to find individual securities at more attractive valuations than the market as a whole, and b) looking past the immediate cycle, we see long-term positive trends that should help the market. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

          We wish you and yours all the best during this holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.

     [GRAPHIC]
     [Pie Chart]

     Asset Allocation - As of 10/31/96

     Stocks - 50%
     Bonds - 38%
     Cash & Equivalents - 12%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Blended Asset Series II

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    11,589         15.89%    15.89%
Inception 2                                            $    15,078         50.78%    14.38%









Lehman Brothers Intermediate Bond Index

                                                      Total Return
                                          Growth of
Through                                    $10,000                   Average
10/31/96                                 Investment    Cumulative     Annual

One Year                                 $    10,581          5.81%     5.81%
Inception 2                              $    11,639         16.39%     5.09%










Balanced Index

                             Total Return
                 Growth of
Through           $10,000                   Average
10/31/96        Investment    Cumulative     Annual

One Year        $    11,478         14.78%    14.78%
Inception 2     $    13,978         39.78%    11.58%




1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers
Aggregate Bond Index is a market value weighted measure of approximately
5,570 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:





              Manning & Napier          Lehman Brothers       Balanced
          Blended Asset Series II   Intermediate Bond Index     Index

10/12/93  $                 10,000  $                 10,000  $  10,000
12/31/93                     9,982                     9,956     10,056
06/30/94                     9,662                     9,695      9,693
12/31/94                    10,333                     9,764      9,978
06/30/95                    12,621                    10,701     11,550
12/31/95                    13,707                    11,261     12,743
04/30/96                    14,016                    11,127     13,035
10/31/96                    15,078                    11,639     13,978





Investment Portfolio - October 31, 1996

                                                                  VALUE
                                                         SHARES  (NOTE 2)

COMMON STOCK - 49.61%

AIR TRANSPORTATION - 2.33%
     Federal Express Corp.*                               9,550  768,775

APPAREL - 3.02%
     VF Corp.                                            15,200  993,700

CHEMICALS & ALLIED PRODUCTS - 1.21%

     BIOLOGICAL PRODUCTS - 0.24%
     Alliance Pharmaceutical Corp.*                       5,575   78,050

     HOUSEHOLD PRODUCTS - 0.64%
     Procter & Gamble Co.                                 2,125  210,375

     INDUSTRIAL ORGANIC CHEMICALS - 0.33%
     International Specialty Products, Inc.*              7,025   76,397
     Varitronix International Ltd. (Note 7)              18,000   32,824
                                                                 109,221
                                                                 397,646

COMMUNICATIONS - 2.69%
     Stet Societa' Finanziaria Telefonica S.p.A. - ADR   11,475  397,322
     Telefonica de Espana - ADR                           8,125  489,531
                                                                 886,853

COMPUTER EQUIPMENT - 0.27%
     Cisco Systems, Inc.*                                   800   49,500
     Digital Equipment Corp.*                             1,275   37,612
                                                                  87,112

CRUDE PETROLEUM & NATURAL GAS - 1.35%
     YPF Sociedad Anonima - ADR                          19,500  443,625

ELECTROMEDICAL APPARATUS - 1.79%
     Nellcor Puritan Bennett, Inc.*                      30,225  589,388

ELECTRONICS & ELECTRICAL EQUIPMENT - 6.98%

     HOUSEHOLD APPLIANCES - 1.09%
     Sunbeam Corporation, Inc.                           14,600  359,525


     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                          VALUE
                                                SHARES   (NOTE 2)

ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)

     SEMICONDUCTOR - 4.21%
     Altera Corp.*                               1,150     71,300
     Intel Corp.                                 7,375    810,328
     Texas Instruments, Inc.                    10,550    507,719
                                                        1,389,347
     TELECOMMUNICATIONS EQUIPMENT - 1.68%
     ADC Telecommunications, Inc.*                 700     47,863
     BroadBand Technologies, Inc.*               3,625     64,797
     DSC Communications Corp.*                   1,400     19,425
     ECI Telecommunications, Ltd.                2,375     47,500
     General Instrument Corp.*                  17,675    355,709
     Northern Telecom Ltd.                         250     16,281
                                                          551,575
                                                        2,300,447

ENGINEERING SERVICES - 0.47%
     Jacobs Engineering Group, Inc.*             7,025    155,428

FABRICATED METAL PRODUCTS - 0.24%
     Keystone International, Inc.                2,175     39,150
     Material Sciences Corp.*                    2,650     40,413
                                                           79,563

FOOD & BEVERAGES - 0.05%
     Canandaigua Wine Co., Inc. - Class A*         750     16,875

GLASS PRODUCTS - 0.09%
     Libbey, Inc.                                1,225     29,400

HEALTH SERVICES - 2.96%
     MedPartners, Inc.*                         43,771    924,662
     RehabCare Group, Inc.*                      2,400     42,900
     U.S. Physical Therapy, Inc.*                  650      6,012
                                                          973,574

HOLDING COMPANIES - 0.03%
     Ek Chor China Motorcycle Co. Ltd.           1,325      7,784

INFORMATION RETRIEVAL SERVICES 0.04%
     America OnLine, Inc.*                         475     12,884


     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                         VALUE
                                              SHARES   (NOTE 2)


PAPER MILLS - 2.03%
     Kimberly-Clark Corp.                      7,500  $  699,375

PLASTIC PRODUCTS - 0.05%
     Sun Coast Industries, Inc.*               3,950      15,306


PRIMARY METAL INDUSTRIES - 0.26%
     American Superconductor Corp.*            3,075      38,053
     Gibraltar Steel Corp.*                    1,925      46,681
                                                          84,734

PRINTING & PUBLISHING - 0.07%
     Playboy Enterprises, Inc. - Class A*        825       9,900
     Playboy Enterprises, Inc. - Class B*        900      10,800
                                                          20,700

RESTAURANTS - 3.49%
     McDonald's Corp.                         25,050   1,111,594
     Morton's Restaurant Group, Inc.*          2,525      38,822
                                                       1,150,416

RETAIL - 9.98%

     RETAIL - HOME FURNISHING STORES - 0.14%
     Pier 1 Imports, Inc.                      3,311      46,354

     RETAIL - SHOE STORES - 1.00%
     Brown Group, Inc.                        15,900     327,938

     RETAIL - SPECIALTY STORES - 8.60%
     Fabri-Centers of America - Class A*      16,375     212,875
     Fabri-Centers of America - Class B*      13,925     181,025
     Fingerhut Companies, Inc.                31,600     470,050
     Hancock Fabrics, Inc.                    20,175     171,487
     Home Depot, Inc.                         13,500     739,125
     Office Depot, Inc.*                      13,900     272,788
     Tandy Corp.                              21,000     790,125
                                                       2,837,475

     RETAIL - VARIETY STORES - 0.11%
     Family Dollar Stores, Inc.                2,000      34,000


     The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                                     SHARES/          VALUE
                                                PRINCIPAL AMOUNT     (NOTE 2)

Retail (continued)

     RETAIL - WHOLESALE - 0.13%
     Coleman Company, Inc.*                                 3,200  $    42,400
                                                                     3,288,167

SOFTWARE - 4.85%
     Electronic Arts, Inc.*                                 2,600       97,500
     Founder Hong Kong Ltd.* (Note 7)                      50,000       19,400
     Informix Corp.*                                       13,500      299,531
     Microsoft Corp.*                                         375       51,469
     Oracle Corp.*                                         25,275    1,069,448
     Parametric Technology Corp.*                             625       30,547
     Symantec Corp.*                                        3,050       33,169
                                                                     1,601,064

TECHNICAL INSTRUMENTS & SUPPLIES - 4.16%

     PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.10%
     Eastman Kodak Co.                                     16,950    1,351,763

     SURGICAL & MEDICAL INSTRUMENTS - 0.06%
     Allied Healthcare Products, Inc.*                      2,750       18,562
                                                                     1,370,325

UTILITIES - ELECTRIC - 1.20%
     Enersis S.A. - ADR                                    13,500      396,563

TOTAL COMMON STOCK
     (Identified Cost $14,298,086)                                  16,369,704

U.S. TREASURY SECURITIES - 38.27%

     U.S. TREASURY BONDS - 30.60%
     U.S. Treasury Bond, 7.25%,  8/15/2022      $       2,585,000    2,735,253
     U.S. Treasury Bond, 7.50%,  11/15/2024             3,100,000    3,401,280
     U.S. Treasury Bond, 6.875%,  8/15/2025             3,875,000    3,960,975

     TOTAL U.S. TREASURY BONDS
     (Identified Cost $9,721,951)                                   10,097,508



     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                     PRINCIPAL        VALUE
                                                   AMOUNT/SHARES     (NOTE 2)


     U.S. TREASURY NOTES - 7.67%
     U.S. Treasury Note, 4.75%, 10/31/1998         $       45,000  $    44,114
     U.S. Treasury Note, 5.125%, 11/30/1998               415,000      409,780
     U.S. Treasury Note, 7.75%, 12/31/1999                 20,000       21,012
     U.S. Treasury Note, 6.25%,  5/31/2000              2,045,000    2,058,419

     TOTAL U.S. TREASURY NOTES
     (Identified Cost $2,519,517)                                    2,533,325

TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $12,241,468)                                  12,630,833

SHORT-TERM INVESTMENTS - 10.73%
     U.S. Treasury Bill, 11/29/1996                     2,500,000    2,490,570
     Dreyfus U.S. Treasury Money Market Reserves        1,048,699    1,048,699

TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $3,539,269)                                    3,539,269

TOTAL INVESTMENTS - 98.61%
     (Identified Cost $30,078,823)                                  32,539,806

OTHER ASSETS, LESS LIABILITIES - 1.39%                                 458,892

NET ASSETS - 100%                                                  $32,998,698




     *Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $30,093,619 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $2,957,835

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                     (511,648)

UNREALIZED APPRECIATION - NET                                                      $2,446,187





     The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities







OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $30,078,823)(Note 2)  $32,539,806
Cash                                                             251,260
Interest receivable                                              266,853
Dividends receivable                                               2,589

TOTAL ASSETS                                                  33,060,508


LIABILITIES:

Accrued management fees (Note 3)                                  39,303
Accrued Directors' fees (Note 3)                                   1,649
Transfer agent fees payable (Note 3)                                 651
Audit fee payable                                                 10,750
Payable for securities purchased                                   3,705
Other payables and accrued expenses                                5,752

TOTAL LIABILITIES                                                 61,810

NET ASSETS FOR 2,529,773 SHARES OUTSTANDING                  $32,998,698


NET ASSETS CONSIST OF:

Capital stock                                                $    25,298
Additional paid-in-capital                                    28,987,158
Undistributed net investment income                              475,782
Accumulated net realized gain on investments                   1,049,477
Net unrealized appreciation on investments                     2,460,983

TOTAL NET ASSETS                                             $32,998,698

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($32,998,698/2,529,773 shares)                               $     13.04




     The accompanying notes are an integral part of the financial statements.

     Statement of Operations








                                                           For the Ten Months     For the Year
                                                             Ended 10/31/96      Ended 12/31/95
INVESTMENT INCOME:

Interest                                                  $           711,893   $       376,523
Dividends                                                             126,421           115,733

Total Investment Income                                               838,314           492,256


EXPENSES:

Management fees (Note 3)                                              225,830           131,695
Directors' fees (Note 3)                                                5,071             7,297
Transfer agent fees (Note 3)                                            5,420             3,161
Audit fee                                                              12,450            14,725
Registration & filing fees                                              9,026             7,461
Custodian fee                                                           9,000             9,600
Miscellaneous                                                           8,152             1,763

Total Expenses                                                        274,949           175,702

Less Waiver of Expenses (Note 3)                                       (3,528)          (17,669)

Net Expenses                                                          271,421           158,033

NET INVESTMENT INCOME                                                 566,893           334,223


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (identified cost basis)            1,053,546         1,934,431
Net change in unrealized appreciation on investments                1,209,793         1,107,105

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     2,263,339         3,041,536

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $         2,830,232   $     3,375,759



     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets









                                                              For the         For the       For the
                                                             Ten Months      Year Ended    Year Ended
                                                           Ended 10/31/96     12/31/95      12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                     $       566,893   $   334,223   $    79,300
Net realized gain on investments                                1,053,546     1,934,431        82,328
Net change in unrealized appreciation on investments            1,209,793     1,107,105       144,417

Net increase in net assets from operations                      2,830,232     3,375,759       306,045


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        (92,412)     (330,774)      (78,792)
From net realized gain on investments                            (138,618)   (1,817,057)      (64,338)

Total distributions to shareholders                              (231,030)   (2,147,831)     (143,130)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                        9,880,561    12,077,417     6,575,676


Net increase in net assets                                     12,479,763    13,305,345     6,738,591


NET ASSETS:

Beginning of period                                            20,518,935     7,213,590       474,999

End of period (including undistributed net investment
   income of $475,782, $1,301, and $1,098  respectively)  $    32,998,698   $20,518,935   $ 7,213,590



     The accompanying notes are an integral part of the financial statements.

     Financial Highlights







                                                            For the
                                                              Ten       For the
                                                             Months       Year
                                                             Ended       Ended
                                                            10/31/96    12/31/95

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                     $   11.95   $   10.12

Income from investment operations:
   Net investment income                                      0.227       0.238
   Net realized and unrealized gain (loss)
      on investments                                          0.963       3.052

Total from investment operations                              1.190       3.290

Less distributions to shareholders:
   From net investment income                                (0.040)     (0.237)
   From net realized gain on investments                     (0.060)     (1.223)

Total distributions to shareholders                          (0.100)     (1.460)

NET ASSET VALUE - END OF PERIOD                           $   13.04   $   11.95

Total return1                                                 10.01%      32.64%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                               1.20%2**     1.20%**
    Net investment income                                  2.51%2**     2.53%**

Portfolio turnover                                               57%         63%

Average commission rate paid                              $  0.0524   $  0.0635

NET ASSETS - END OF PERIOD (000'S OMITTED)                $  32,999   $  20,519

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the period ended December 31,
1993, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                     $   0.225   $   0.226
Ratios (to average net assets):
   Expenses                                                  1.22%2        1.33%
   Net investment income                                     2.49%2        2.40%

1  Represents aggregate total return for the period indicated
2  Annualized





                                                                        For the Period
                                                           For the         10/12/93
                                                             Year        (commencement
                                                            Ended      of operations) to
                                                           12/31/94        12/31/93

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                     $    9.98   $            10.00

Income from investment operations:
   Net investment income                                      0.108                0.014
   Net realized and unrealized gain (loss)
      on investments                                          0.243               (0.032)

Total from investment operations                              0.351               (0.018)

Less distributions to shareholders:
   From net investment income                                (0.119)              (0.002)
   From net realized gain on investments                     (0.092)                   -

Total distributions to shareholders                          (0.211)              (0.002)

NET ASSET VALUE - END OF PERIOD                           $   10.12   $             9.98

Total return1                                                  3.52%              (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                 1.20%*              1.20%2*
    Net investment income                                    2.12%*              1.94%2*

Portfolio turnover                                               19%                   0%

Average commission rate paid                                      -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)                $   7,214   $              475

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the period ended December 31,
1993, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                     $   0.051   $            0.005
Ratios (to average net assets):
   Expenses                                                    2.31%              2.50%2
   Net investment income                                       1.01%              0.64%2

1  Represents aggregate total return for the period indicated
2  Annualized


     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.  ORGANIZATION
       Blended Asset Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series II Class L Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal

     Notes to Financial Statements

     FEDERAL INCOME TAXES (CONTINUED)
      income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designated $94,722 as capital gains dividends for the period ended October 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

     Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (CONTINUED)

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $225,830 for the ten months ended October 31, 1996 and $131,695 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year.
Accordingly, the Advisor waived fees of $3,528 for the ten months ended October 31, 1996 and $17,669 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $5,420 for the ten months ended October 31, 1996 and $3,161 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $7,297 for the year ended December 31, 1995.

     Notes to Financial Statements

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $22,106,807 and $14,391,013, respectively, for the ten months ended October 31, 1996.

     5.     CAPITAL STOCK TRANSACTIONS
              Transactions in shares of Blended Asset Series II Class L Common Stock were:




              For the Ten                 For the Year                 For the Year
             Months Ended                     Ended                        Ended
               10/31/96                     12/31/95                     12/31/94

             Shares         Amount        Shares         Amount        Shares         Amount
             -------------  ------------  -------------  ------------  -------------  ----------
Sold            1,030,732   $12,602,396        891,550   $10,731,657        661,133   $6,534,790
Reinvested         18,786       230,877        180,298     2,145,684         14,156      143,210
Repurchased      (237,451)   (2,952,712)       (66,963)     (799,924)       (10,085)    (102,324)
Total             812,067   $ 9,880,561      1,004,885   $12,077,417        665,204   $6,575,676



     6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

     8.     CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF BLENDED ASSET SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset Series II at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Flexible Yield Series I

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

          Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

     At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in
1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

     The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

     As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures  during  the  first  half  of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

       In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

     In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

         Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

          In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

       All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns.

          As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

     While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you and yours all the best during this holiday season.

     Sincerely,

     MANNING & NAPIER ADVISORS, INC.



     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     1 - 2 Years - 13%
     2 - 3 Years - 21%
     3 - 4 Years - 39%
     More than 4 Years - 27%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series I from its inception (2/15/94) to present (10/31/96) as compared to the Merrill Lynch U.S. Treasury Short-Term Index. 1






Manning & Napier Fund, Inc. - Flexible Yield Series I

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    10,504          5.04%     5.04%
Inception 2                                            $    11,337         13.37%     4.74%








Merrill Lynch U.S. Treasury Short-Term Index

                                                           Total Return
                                               Growth of
Through                                         $10,000                   Average
10/31/96                                      Investment    Cumulative     Annual

One Year                                      $    10,591          5.91%     5.91%
Inception 2                                   $    11,598         15.98%     5.62%




1 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 59 U.S. Treasury Securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less than three years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:








              Manning & Napier      Merrill Lynch U.S. Treasury
          Flexible Yield Series I         Short-Term Index

02/15/94  $                 10,000  $                     10,000
06/30/94                     9,860                         9,931
12/31/94                     9,924                        10,030
06/30/95                    10,573                        10,699
12/31/95                    10,995                        11,133
04/30/96                    10,931                        11,179
10/31/96                    11,337                        11,598

     Investment Portfolio - October 31, 1996





                                                PRINCIPAL       VALUE
                                              AMOUNT/SHARES   (NOTE 2)

U.S. TREASURY NOTES - 95.18%

U.S. Treasury Note, 4.75%, 2/15/1997          $       14,000  $ 13,970
U.S. Treasury Note, 6.50%, 4/30/1997                  45,000    45,244
U.S. Treasury Note, 5.125%, 2/28/1998                 40,000    39,730
U.S. Treasury Note, 6.125%, 5/15/1998                 60,000    60,387
U.S. Treasury Note, 6.50%, 4/30/1999                  95,000    96,432
U.S. Treasury Note, 6.75%, 4/30/2000                  85,000    86,939
U.S. Treasury Note, 6.375%, 3/31/2001                125,000   126,445


TOTAL U.S. TREASURY NOTES
(Identified Cost $465,566 )                                    469,147


SHORT-TERM INVESTMENTS - 4.57%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $22,514 )                            22,514    22,514


TOTAL INVESTMENTS - 99.75%
(Identified Cost $488,080 )                                    491,661

OTHER ASSETS, LESS LIABILITIES - 0.25%                           1,236

NET ASSETS - 100%                                             $492,897







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $488,374 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there was an excess of value over tax cost                                         $3,287

Aggregate gross unrealized depreciation for all investments in which
there was an excess of tax cost over value                                              0

UNREALIZED APPRECIATION - NET                                                      $3,287



     The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities

OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $488,080)(Note 2)  $491,661
Interest receivable                                          2,910
Receivable from investment advisor (Note 3)                 16,323

TOTAL ASSETS                                               510,894


LIABILITIES:

Accrued Directors' fees (Note 3)                             5,071
Audit fee payable                                            7,750
Other payables and accrued expenses                          5,176

TOTAL LIABILITIES                                           17,997

NET ASSETS FOR 47,974 SHARES OUTSTANDING                  $492,897


NET ASSETS CONSIST OF:

Capital stock                                             $    480
Additional paid-in-capital                                 481,108
Undistributed net investment income                          5,336
Accumulated net realized gain on investments                 2,392
Net unrealized appreciation on investments                   3,581

TOTAL NET ASSETS                                          $492,897

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($492,897 / 47,974 shares)                                $  10.27


     The accompanying notes are an integral part of the financial statements.

     Statement of Operations






                                                           For the Ten Months     For the Year
                                                             Ended 10/31/96      Ended 12/31/95
INVESTMENT INCOME:

Interest                                                  $            17,994   $        19,872


EXPENSES:

Management fee (Note 3)                                                 1,057             1,221
Directors' fees (Note 3)                                                5,071             6,791
Transfer agent fees (Note 3)                                               72                84
Audit fee                                                               8,114            10,400
Custodian fee                                                             297               600
Miscellaneous                                                           4,884               608

Total Expenses                                                         19,495            19,704

Less Waiver of Expenses (Note 3)                                      (17,380)          (17,244)

Net Expenses                                                            2,115             2,460

NET INVESTMENT INCOME                                                  15,879            17,412


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)                2,919               321
Net change in unrealized appreciation on investments                   (3,729)           12,825

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                        (810)           13,146

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $            15,069   $        30,558



     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets






                                                                                       For the Period
                                                                                          2/15/94
                                                         For the Ten      For the      (commencement
                                                         Months Ended    Year Ended    of operations)
                                                           10/31/96       12/31/95      to 12/31/94
                                                        --------------  ------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      15,879   $    17,412   $         5,603
Net realized gain (loss) on investments                         2,919           321              (848)
Net change in unrealized appreciation (depreciation)
     on investments                                            (3,729)       12,825            (5,515)

Net increase (decrease) in net assets from operations          15,069        30,558              (760)


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (10,555)      (17,292)           (5,444)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                      231,929        12,347           237,045


Net increase in net assets                                    236,443        25,613           230,841


NET ASSETS:

Beginning of period                                           256,454       230,841                 -

End of period (including undistributed net investment
   income of $5,336, $12, and $159 respectively)        $     492,897   $   256,454   $       230,841



     The accompanying notes are an integral part of the financial statements.

     Financial Highlights



                                                                              For the
                                                              For the Ten       Year
                                                              Months Ended     Ended
                                                                10/31/96      12/31/95

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                      $       10.26   $    9.69

Income from investment operations:
   Net investment income                                            0.411       0.464
   Net realized and unrealized gain (loss)
      on investments                                               (0.101)      0.566

Total from investment operations                                    0.310       1.030

Less distributions to shareholders:
   From net investment income                                      (0.300)     (0.460)

NET ASSET VALUE - END OF PERIOD                             $       10.27   $   10.26

Total return 1                                                       3.11%      10.79%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                      0.70%2        0.70%
    Net investment income*                                         5.25%2        4.99%

Portfolio turnover                                                     36%         60%

NET ASSETS - END OF PERIOD (000'S OMITTED)                  $         493   $     256

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                       $       0.270   $   0.297

Ratios (to average net assets):
    Expenses                                                       2.50%2        2.50%
    Net investment income                                          3.45%2        3.19%

1 Represents aggregate total return for the period indicated
2 Annualized



                                                                 For the
                                                                 Period
                                                                 2/15/94
                                                              (commencement
                                                             of operations)
                                                               to 12/31/94

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                      $        10.00

Income from investment operations:
   Net investment income                                             0.241
   Net realized and unrealized gain (loss)
      on investments                                                (0.317)

Total from investment operations                                    (0.076)

Less distributions to shareholders:
   From net investment income                                       (0.234)

NET ASSET VALUE - END OF PERIOD                             $         9.69

Total return 1                                                      (0.76)%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                       0.70%2
    Net investment income*                                          4.41%2

Portfolio turnover                                                      38%

NET ASSETS - END OF PERIOD (000'S OMITTED)                  $          231

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                       $        0.143

Ratios (to average net assets):
    Expenses                                                        2.50%2
    Net investment income                                           2.61%2

1 Represents aggregate total return for the period indicated
2 Annualized



     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements


     1.     ORGANIZATION
          Flexible Yield Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series I Class M Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION
          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

             Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     Notes to Financial Statements
     2.     SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

          DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Notes to Financial Statements

     3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The fee amounted to $1,057 for the ten months ended October 31, 1996 and $1,221 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $16,323 for the ten months ended October 31, 1996 and $16,023 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $72 for the ten months ended October 31, 1996 and $84 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $6,791 for the year ended December 31, 1995.

     Notes to Financial Statements

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $330,613 and $132,098, respectively, for the ten months ended October 31, 1996.

     5.  CAPITAL STOCK TRANSACTIONS




Transactions in shares of Flexible Yield Series I Class M Common Stock were:

                                       For the Ten               For the Year
                                      Months Ended                   Ended
                                        10/31/96                   12/31/95
                                      -------------              -------------
                                         Shares        Amount       Shares        Amount
                                      -------------  ----------  -------------  ----------

Sold                                        46,304   $ 468,224         42,563   $ 433,846
Reinvested                                   1,049      10,556          1,658      16,778
Repurchased                                (24,368)   (246,851)       (43,058)   (438,277)
Total                                       22,985   $ 231,929          1,163   $  12,347


Transactions in shares of Flexible Yield Series I Class M Common Stock were:

                                For the Period 2/15/94
                             (commencement of operations)
                                     to 12/31/94
                               Shares              Amount
                             ------------------  ---------

Sold                                    31,143   $309,689
Reinvested                                 562      5,444
Repurchased                             (7,879)   (78,088)
Total                                   23,826   $237,045



The Advisor owned 4,042 shares on October 31, 1996, 3,924 on December 31, 1995 and 3,750 shares on December 31, 1994.

6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.


7.  CHANGE IN FISCAL YEAR END
Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

          TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
          AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES I:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series I at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Flexible Yield Series II

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis


     Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

     At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in
1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

     The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

     As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures  during  the  first  half  of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

       In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

     In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

         Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

          In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

       All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns.

          As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities. Given that, the mortgage_backed sector of the fixed income marketplace was underweighted. Small positions were established, but they totaled less than 10% of the Series portfolio. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

     While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you and yours all the best during this holiday season.

          MANNING & NAPIER ADVISORS, INC.

     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     Less than 1 Year - 15%
     1 - 2 Years - 5%
     2 - 3 Years - 13%
     3 - 5 Years - 22%
     5 - 7 Years - 9%
     More than 7 Years - 36%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series II from its inception (2/15/94) to present (10/31/96) as compared to the Merrill Lynch Corporate/Government Intermediate Index. 1






Manning & Napier Fund, Inc. - Flexible Yield Series II

                                                                     Total Return
                                                         Growth of
Through                                                   $10,000                   Average
10/31/96                                                Investment    Cumulative     Annual

One Year                                                $    10,427          4.27%     4.27%
Inception 2                                             $    11,336         13.36%     4.73%







Merrill Lynch Corporate/Government Intermediate Index

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    10,574          5.74%     5.74%
Inception 2                                            $    11,672         16.72%     5.87%



     1 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 3,360 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:






              Manning & Napier      Merrill Lynch Corporate/Government
          Flexible Yield Series II          Intermediate Index

02/15/94                    10,000                              10,000
06/30/94                     9,510                               9,727
12/31/94                     9,531                               9,799
06/30/95                    10,576                              10,737
12/31/95                    11,182                              11,301
04/30/96                    10,889                              11,167
10/31/96                    11,336                              11,672






INVESTMENT PORTFOLIO - OCTOBER 31, 1996

                                              Shares/Principal     VALUE
                                                   Amount        (NOTE 2)

U.S. TREASURY NOTES - 96.2%

U.S. Treasury Note, 7.50%, 1/31/1997          $          10,000  $ 10,056
U.S. Treasury Note, 4.75%, 2/15/1997                     10,000     9,978
U.S. Treasury Note, 6.875%, 2/28/1997                    30,000    30,150
U.S. Treasury Note, 6.00%, 8/31/1997                     20,000    20,075
U.S. Treasury Note, 5.875%, 4/30/1998                    25,000    25,078
U.S. Treasury Note, 5.125%, 11/30/1998                   20,000    19,748
U.S. Treasury Note, 5.00%, 1/31/1999                     15,000    14,752
U.S. Treasury Note, 6.50%, 4/30/1999                     25,000    25,377
U.S. Treasury Note, 5.50%, 4/15/2000                     30,000    29,527
U.S. Treasury Note, 6.75%, 4/30/2000                     25,000    25,570
U.S. Treasury Note, 7.875%, 8/15/2001                    45,000    48,263
U.S. Treasury Note, 6.25%, 2/15/2003                     40,000    40,137
U.S. Treasury Note, 5.875%, 2/15/2004                    60,000    58,594
U.S. Treasury Note, 7.25%, 5/15/2004                    100,000   105,625

TOTAL U.S. TREASURY NOTES
(Identified Cost $446,830)                                        462,930

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $14,323)                                14,323    14,323

TOTAL INVESTMENTS - 99.2%
(Identified Cost $461,153)                                        477,253

OTHER ASSETS, LESS LIABILITIES - 0.8%                               4,041

NET ASSETS - 100%                                                $481,294





      The accompanying notes are an integral part of the financial statements.

     Federal Tax Information - October 31, 1996





FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $461,153 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $16,103

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                     (3)

UNREALIZED APPRECIATION - NET                                                      $16,100



     The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities






OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $461,153)(Note 2)  $477,253
Interest receivable                                          6,938
Receivable from investment advisor (Note 3)                 14,712

TOTAL ASSETS                                               498,903

LIABILITIES:

Accrued Directors' fees (Note 3)                             5,072
Transfer agent fees payable (Note 3)                            90
Audit fee payable                                            7,750
Other payables and accrued expenses                          4,697

TOTAL LIABILITIES                                           17,609

NET ASSETS FOR 47,655 SHARES OUTSTANDING                  $481,294

NET ASSETS CONSIST OF:

Capital stock                                             $    476
Additional paid-in-capital                                 455,681
Undistributed net investment income                          8,750
Accumulated net realized gain on investments                   287
Net unrealized appreciation on investments                  16,100

TOTAL NET ASSETS                                          $481,294

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($481,294 / 47,655 shares)                                $  10.10




     The accompanying notes are an integral part of the financial statements.

     Statement of Operations






                                                              For the           For the
                                                             Ten Months           Year
                                                           Ended 10/31/96    Ended 12/31/95

INVESTMENT INCOME:

Interest                                                  $        23,842   $        29,659

EXPENSES:

Management fees (Note 3)                                            1,688             2,160
Directors' fees (Note 3)                                            5,072             6,792
Transfer agent fees (Note 3)                                           90               115
Audit fee                                                           7,808            10,400
Registration and filing fees                                        3,929             2,453
Custodian fee                                                         150               600
Miscellaneous                                                         665                 -

Total Expenses                                                     19,402            22,520

Less Waiver of Expenses (Note 3)                                  (16,400)          (18,679)

Net Expenses                                                        3,002             3,841

NET INVESTMENT INCOME                                              20,840            25,818

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)              289             2,582
Net change in unrealized appreciation on investments              (12,780)           45,414

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                 (12,491)           47,996

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $         8,349   $        73,814




     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets





                                                                                          For the Period
                                                                                             2/15/94
                                                            For the Ten      For the      (commencement
                                                            Months Ended    Year Ended    of operations)
                                                              10/31/96       12/31/95      to 12/31/94
                                                           --------------  ------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $      20,840   $    25,818   $        10,888
Net realized gain on investments                                     289         2,582                 -
Net change in unrealized appreciation (depreciation)
on investments                                                   (12,780)       45,414           (16,534)

Net increase (decrease) in net assets from operations              8,349        73,814            (5,646)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                       (12,453)      (25,351)          (10,558)
From net realized gain on investments                             (2,503)            -                 -

Total distributions to shareholders                              (14,956)      (25,351)          (10,558)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) in net assets from capital share
   transactions (Note 5)                                          49,875        (5,951)          411,718

Net increase in net assets                                        43,268        42,512           395,514

NET ASSETS:

Beginning of period                                              438,026       395,514                 -

End of period (including undistributed net investment
   income of $8,750, $363 and $330 respectively)           $     481,294   $   438,026   $       395,514



     The accompanying notes are an integral part of the financial statements.






                                                        For the
                                                          Ten       For the
                                                         Months       Year
                                                         Ended       Ended
                                                        10/31/96    12/31/95
                                                       ----------  ----------

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                $   10.30   $    9.27

Income from investment operations:
   Net investment income                                  0.445       0.561
   Net realized and unrealized gain (loss)
      on investments                                     (0.315)      1.019

Total from investment operations                          0.130       1.580

Less distributions to shareholders:
   From net investment income                            (0.270)     (0.550)
   From net realized gain on investments                 (0.060)          -

Total distributions to shareholders                      (0.330)     (0.550)

NET ASSET VALUE - END OF PERIOD                       $   10.10   $   10.30

Total return 1                                             1.38%      17.33%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                            0.80%2        0.80%
    Net investment income*                               5.55%2        5.38%

Portfolio turnover                                            5%         35%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $     481   $     438

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                 $   0.309   $   0.384
Ratios (to average net assets):
   Expenses                                              2.50%2        2.50%
   Net investment income                                 3.85%2        3.68%

1 Represents aggregate total return for the period indicated
2 Annualized




                                                           For the Period
                                                             2/15/94
                                                          (commencement
                                                        of operations) to
                                                            12/31/94
                                                       -------------------

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                $            10.00

Income from investment operations:
   Net investment income                                           0.269
   Net realized and unrealized gain (loss)
      on investments                                              (0.738)

Total from investment operations                                  (0.469)

Less distributions to shareholders:
   From net investment income                                     (0.261)
   From net realized gain on investments                               -

Total distributions to shareholders                               (0.261)

NET ASSET VALUE - END OF PERIOD                       $             9.27

Total return 1                                                    (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                     0.80%2
    Net investment income*                                        5.40%2

Portfolio turnover                                                     0%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $              396

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                 $            0.184
Ratios (to average net assets):
   Expenses                                                       2.50%2
   Net investment income                                          3.70%2

1 Represents aggregate total return for the period indicated
2 Annualized




     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.     ORGANIZATION
                Flexible Yield Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series II Class N Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION
          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

             Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

          FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with

     Notes to Financial Statements

          FEDERAL INCOME TAXES (CONTINUED)

     requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

          DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, or character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $1,688 for the ten months ended October 31, 1996 and $2,160 for the year ended December 31, 1995.

     Notes to Financial Statements

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $14,712 for the ten months ended October 31, 1996 and $16,519 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $90 for the ten months ended October 31, 1996 and $115 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,072 for the ten months ended October 31, 1996 and $6,792 for the year ended December 31, 1995.

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $64,125 and $20,181 respectively, for the ten months ended October 31, 1996.

     Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
 Transactions in shares of Flexible Yield Series II Class N Common Stock were:






                                                                          For the Period 2/15/94
             For the Ten Months               For the Year                   (commencement of
               Ended 10/31/96                Ended 12/31/95               operations) to 12/31/94

                   Shares          Amount        Shares         Amount            Shares            Amount
             -------------------  ---------  ---------------  ----------  -----------------------  --------

Sold                      7,361   $ 72,902           17,414   $ 173,234                    41,530  $401,160
Reinvested                1,460     14,399            2,527      25,352                     1,139    10,558
Repurchased              (3,711)   (37,426)         (20,065)   (204,537)                        -         -
Total                     5,110   $ 49,875             (124)  $  (5,951)                   42,669  $411,718


      The Advisor owned 13,836 shares on October 31, 1996 and 13,383 shares on December 31, 1995 and 12,674 shares on December 31, 1994.

     6.     FINANCIAL INSTRUMENTS
       the Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.     CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from
 December 31 to October     31.

     Independent Auditors' Report

          TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
          AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series II at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


          DELOITTE & TOUCHE LLP

          Boston, Massachusetts
          November 19, 1996

                         Manning & Napier Fund, Inc.

                          Flexible Yield Series III

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis


          Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

          At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

            The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

              As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

                It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

           In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities.

         It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

                   In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

             Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

            In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

            All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long-term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer-term, non-callable securities to provide strong investment returns.

              As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non-callable securities. Given that, the mortgage-backed sector of the fixed income marketplace was underweighted. Small positions were established, but they totaled less than 10% of the Series portfolio. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

               While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter-term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter-term problems that plagued 1996 are needed to create the quality longer-term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long-term investment overview and investment process is what separates the good funds from the bad ones.

          We wish you and yours all the best during this holiday season.

          MANNING & NAPIER ADVISORS, INC.

     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     Less than 1 year - 9%
     1 - 2 Years - 5%
     2 - 3 Years - 6%
     3 - 5 Years -12%
     5 - 7 Years - 19%
     7 - 10 Years - 16%
     Over 10 Years - 33%

     [GRAPHIC]
     [PIE CHART]

     Portfolio Composition - As of 10/31/96

     U.S. Treasury Securities - 91%
     Mortgage Backed Securities - 6%
     Cash & Equivalents - 3%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (10/31/96) as compared to the Merrill Lynch Corporate/Government Bond Index. 1





Manning & Napier Fund, Inc. - Flexible Yield Series III

                                                                      Total Return
                                                          Growth of
Through                                                    $10,000                   Average
10/31/96                                                 Investment    Cumulative     Annual

One Year                                                 $    10,361          3.61%     3.61%
Inception 2                                              $    11,431         14.31%     4.77%









Merrill Lynch Corporate/Government Bond Index

                                                            Total Return
                                                Growth of
Through                                          $10,000                   Average
10/31/96                                       Investment    Cumulative     Annual

One Year                                       $    10,529          5.29%     5.29%
Inception 2                                    $    11,778         17.78%     5.87%



     1 The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 4,775 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

     2 The Fund and Index performance are calculated from December 20, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:






               Manning & Napier       Merrill Lynch Corporate/
          Flexible Yield Series III     Government Bond Index

12/20/93  $                   10,000  $                  10,000
12/31/93                       9,960                     10,013
06/30/94                       9,349                      9,602
12/31/94                       9,380                      9,686
06/30/95                      10,634                     10,815
12/31/95                      11,451                     11,532
04/30/96                      10,868                     11,191
10/31/96                      11,431                     11,778






Investment Portfolio - October 31, 1996

                                                   PRINCIPAL     VALUE
                                                     AMOUNT    (NOTE 2)
U.S. TREASURY SECURITIES - 90.83%



U.S. TREASURY BONDS - 19.28%
U.S. Treasury Bond, 7.25%,  8/15/2022
(Identified Cost $186,166 )                        $  200,000  $211,625

U.S. TREASURY NOTES - 64.94%
U.S. Treasury Note, 4.375%, 11/15/1996                 25,000    24,984
U.S. Treasury Note, 7.50%, 1/31/1997                   40,000    40,225
U.S. Treasury Note, 6.875%, 2/28/1997                  35,000    35,175
U.S. Treasury Note, 5.00%, 1/31/1998                   50,000    49,617
U.S. Treasury Note, 5.125%, 11/30/1998                 60,000    59,245
U.S. Treasury Note, 7.75%, 11/30/1999                  40,000    42,000
U.S. Treasury Note, 5.50%, 4/15/2000                   25,000    24,606
U.S. Treasury Note, 6.25%, 8/31/2000                   60,000    60,432
U.S. Treasury Note, 7.50%, 11/15/2001                  35,000    37,052
U.S. Treasury Note, 6.375%, 8/15/2002                 150,000   151,623
U.S. Treasury Note, 5.75%, 8/15/2003                   15,000    14,607
U.S. Treasury Note, 5.875%, 2/15/2004                 100,000    97,656
U.S. Treasury Note, 6.50%, 8/15/2005                   75,000    75,773

TOTAL U.S. TREASURY NOTES
(Identified Cost $755,476)                                      712,995

U.S. TREASURY STRIPPED SECURITIES- 6.61%
Interest Stripped - Principal Payment, 5/15/2014       98,000    29,822
Interest Stripped - Principal Payment, 8/15/2014      143,000    42,784

TOTAL U.S. TREASURY STRIPPED SECURITIES
(Identified Cost $21,905 )                                       72,606

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $963,547)                                      997,226




     The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                             Principal
                                             Amount/   Value
                                             Shares    (Note 2)

U.S. GOVERNMENT AGENCIES - 6.27%

MORTGAGE BACKED SECURITIES
GNMA, Pool #224199, 9.50%, 7/15/2018          $16,138  $   17,404
GNMA, Pool #299164, 9.00%, 12/15/2020          16,634      17,580
GNMA, Pool #376345, 6.50%, 12/15/2023          35,398      33,817

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $64,597 )                                 68,801

SHORT-TERM INVESTMENTS - 2.04%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $22,359 )                     22,359      22,359

TOTAL INVESTMENTS - 99.14%
(Identified Cost $1,050,503 )                           1,088,386

OTHER ASSETS, LESS LIABILITIES - 0.86%                      9,478

NET ASSETS - 100%                                      $1,097,864







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,050,503 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $45,831

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                 (7,948)

UNREALIZED APPRECIATION - NET                                                      $37,883




     The accompanying notes are an integral part of the financial statements.






Statement of Assets and Liabilities


OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $1,050,503)(Note 2)  $1,088,386
Interest receivable                                             14,831
Receivable from investment advisor (Note 3)                     12,396

TOTAL ASSETS                                                 1,115,613


LIABILITIES:

Accrued Directors' fees (Note 3)                                 5,072
Audit fee payable                                                7,750
Other payables and accrued expenses                              4,927

TOTAL LIABILITIES                                               17,749

NET ASSETS FOR 108,427 SHARES OUTSTANDING                   $1,097,864


NET ASSETS CONSIST OF:

Capital stock                                               $    1,084
Additional paid-in-capital                                   1,037,339
Undistributed net investment income                             16,958
Accumulated net realized gain on investments                     4,600
Net unrealized appreciation on investments                      37,883

TOTAL NET ASSETS                                            $1,097,864

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,097,864/108,427 shares)                                 $    10.13





     The accompanying notes are an integral part of the financial statements.

     Statement of Operations





                                                                  For the Ten Months     For the Year
                                                                    Ended 10/31/96      Ended 12/31/95


INVESTMENT INCOME:

Interest                                                         $            60,867   $        66,467

EXPENSES:

Management fees (Note 3)                                                       4,454             4,767
Directors' fees (Note 3)                                                       5,072             6,832
Transfer agent fees (Note 3)                                                     214               229
Audit fee                                                                      9,425             8,600
Custodian fee                                                                    500               600
Miscellaneous                                                                  4,754             2,424

Total Expenses                                                                24,419            23,452

Less Waiver of Expenses (Note 3)                                             (16,850)          (15,349)

Net Expenses                                                                   7,569             8,103

NET INVESTMENT INCOME                                                         53,298            58,364


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on investments (identified cost basis)                4,772              (132)
Net change in unrealized appreciation on investments                         (60,560)          128,849

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                            (55,788)          128,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           ($2,490)  $       187,081





     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets





                                                            For the Ten      For the       For the
                                                            Months Ended    Year Ended    Year Ended
                                                              10/31/96       12/31/95      12/31/94
                                                           --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $      53,298   $    58,364   $    21,040
Net realized gain (loss) on investments                            4,772          (132)          (28)
Net change in unrealized appreciation (depreciation)
on investments                                                   (60,560)      128,849       (30,063)

Net increase (decrease) in net assets from operations             (2,490)      187,081        (9,051)


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                       (36,728)      (57,528)      (20,952)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) in net assets from capital share
   transactions (Note 5)                                         (22,142)      282,134       702,883


Net increase (decrease) in net assets                            (61,360)      411,687       672,880


NET ASSETS:

Beginning of period                                            1,159,224       747,537        74,657

End of period (including undistributed net investment
   income of $16,958, $388, and $88, respectively)         $   1,097,864   $ 1,159,224   $   747,537






     The accompanying notes are an integral part of the financial statements.

     Financial Highlights





                                                    For the      For the
                                                   Ten Months      Year
                                                      Ended       Ended
                                                    10/31/96     12/31/95

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD            $     10.51   $    9.11


Income from investment operations:
   Net investment income                               0.497       0.582
   Net realized and unrealized gain (loss)
      on investments                                  (0.532)      1.393

Total from investment operations                      (0.035)      1.975


Less distributions to shareholders:
   From net investment income                         (0.345)     (0.575)


NET ASSET VALUE - END OF PERIOD                  $     10.13   $   10.51


Total return 1                                        (0.18%)      22.09%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                             0.85%2        0.85%
Net investment income*                                5.98%2        6.13%

Portfolio turnover                                         5%          6%

NET ASSETS - END OF PERIOD (000'S OMITTED)       $     1,098   $   1,159




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the periods ended December 31,
 1993, December 31, 1994, and October 31, 1996, expenses would have been limited to that allowed by state securities law.  If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                            $     0.360   $   0.429
Ratios(to average net assets):
     Expenses                                         2.50%2        2.46%
     Net investment income                            4.33%2        4.52%

1 Represents aggregate total return for the period indicated.
2 Annualized.








                                                                For the Period
                                                   For the         12/20/93
                                                     Year        (commencement
                                                    Ended      of operations) to
                                                   12/31/94        12/31/93
                                                  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD            $    9.95   $            10.00


Income from investment operations:
   Net investment income                             0.262                0.010
   Net realized and unrealized gain (loss)
      on investments                                (0.841)              (0.050)

Total from investment operations                    (0.579)              (0.040)


Less distributions to shareholders:
   From net investment income                       (0.261)              (0.010)


NET ASSET VALUE - END OF PERIOD                  $    9.11   $             9.95


Total return 1                                      (5.83%)              (0.40%)

Ratios (to average net assets)/Supplemental Data:
Expenses*                                             0.85%              0.85%2
Net investment income*                                6.22%              3.85%2

Portfolio turnover                                       1%                   0%

NET ASSETS - END OF PERIOD (000'S OMITTED)      $     748   $               75




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the periods ended December 31,
 1993, December 31, 1994, and October 31, 1996, expenses would have been limited to that allowed by state securities law.  If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                            $   0.192   $            0.010
Ratios(to average net assets):
     Expenses                                         2.50%              2.50%2
     Net investment income                            4.57%              2.20%2

1 Represents aggregate total return for the period indicated.
2 Annualized.




     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.     ORGANIZATION
     Flexible Yield Series III (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series III Class O Common Stock.

     2.   SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION

           Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

           Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

             Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

           Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

          Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

          Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     Notes to Financial Statements

        FEDERAL INCOME TAXES

        The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

        The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTION OF INCOME AND GAINS

        Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date.
Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

        The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.


          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Notes to Financial Statements

     3.  TRANSACTIONS WITH AFFILIATES

         The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $4,454 for the ten months ended October 31, 1996 and $4,767 for the year ended December
31, 1995.

         Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $12,396 for the ten months ended October 31, 1996 and $10,582 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

       The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%;this fee amounted to $214 for the ten months ended October 31, 1996 and $229 for the year ended December 31, 1995.

       Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,072 for the ten months ended October 31, 1996 and $6,832 for the year ended December 31, 1995.

     4. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $49,235 and $73,092, respectively, for the ten months ended October 31, 1996.

     Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
      Transactions in shares of Flexible Yield Series III Class O Common Stock were:






             For the Ten Months                For the Year                For the Year
               Ended 10/31/96                 Ended 12/31/95              Ended 12/31/94
             -------------------              ---------------             --------------
                   Shares           Amount        Shares        Amount        Shares       Amount
             -------------------  ----------  ---------------  ---------  --------------  --------

Sold                      6,096   $  60,715           23,843   $236,968           72,768  $686,867
Reinvested                3,073      30,104            4,597     46,488            1,752    16,016
Repurchased             (11,073)   (112,961)            (129)    (1,322)               -         -
Total                    (1,904)  $ (22,142)          28,311   $282,134           74,520  $702,883






     6.     FINANCIAL INSTRUMENTS

            The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.    CHANGE IN FISCAL YEAR END

          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independedt Auditors' Report




     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES III:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series III (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series III at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                               Defensive Series

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

     Dear Shareholders:

          Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S.. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

      As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to slightly lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. Your Series places a high priority on dampening market volatility, so even though we see a number of long-term positives in the investment picture, we must be sensitive to the possibility of cyclical disruptions. With valuations currently very high, you should expect this Series to be conservatively positioned, and indeed, that is the case. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

     We wish you and yours all the best during this holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.

     [GRAPHIC]
     [PIE CHART]

     Portfolio Composition - As of 10/31/96

     Bonds - 88%
     Stocks - 7%
     Cash & Equivalents - 5%

     Performance Update as of October 31, 1996


        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Defensive Series from its inception (11/1/95) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Defensive Series

                                                                    Total Return
Through                                         Growth of $10,000                  Average
10/31/96                                            Investment       Cumulative     Annual

Inception 2                                     $           10,494          4.94%     4.94%








Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
10/31/96                                     Investment       Cumulative     Annual

Inception 2                              $           10,581          5.81%     5.81%








Balanced Index

                                    Total Return
Through         Growth of $10,000                  Average
10/31/96            Investment       Cumulative     Annual

Inception 2     $           10,847          8.47%     8.47%




1   The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American
 Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART


     Data for Line Chart to follow:





          Manning & Napier       Lehman Brothers
          Defensive Series   Intermediate Bond Index   Balanced Index

11/01/95  $          10,000  $                 10,000  $        10,000
01/31/96             10,287                    10,326           10,425
04/30/96             10,116                    10,116           10,301
07/31/96             10,137                    10,246           10,389
10/31/96             10,494                    10,581           10,847






Investment Portfolio - October 31, 1996

                                                              VALUE
                                                    SHARES  (NOTE 2)

COMMON STOCK - 7.43%
AIR TRANSPORTATION- 0.81%
Federal Express Corp.*                                75     $6,038
                                                            ---------

APPAREL- 0.44%
VF Corp.                                              50      3,269
                                                            ---------

COMMUNICATIONS- 0.35%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR     75      2,597
                                                            ---------

ELECTROMEDICAL APPARATUS- 0.79%
Nellcor Puritan Bennett, Inc.*                       300      5,850
                                                            ---------

ENGINEERING SERVICES - 0.38%
Jacobs Engineering Group, Inc.*                      125      2,766
                                                            ---------

HEALTH SERVICES- 0.69%
MedPartners, Inc.*                                   242      5,112
                                                            ---------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES- 0.54%
Eastman Kodak Co.                                     50      3,987
                                                            ---------

RESTAURANTS - 0.89%
McDonald's Corp.                                     150      6,656
                                                            ---------

RETAIL - 2.01%
Fabri-Centers of America - Class A*                  125      1,625
Fabri-Centers of America - Class B*                  125      1,625
Fingerhut Companies, Inc.                            325      4,834
Hancock Fabrics, Inc.                                175      1,488
Tandy Corp.                                          150      5,643
                                                            ---------
                                                             15,215
                                                            ---------

TELECOMMUNICATIONS EQUIPMENT - 0.14%
General Instrument Corp.*                             50      1,006
                                                            ---------

UTILITIES-ELECTRIC- 0.39%
Enersis S.A.- ADR                                    100      2,938
                                                            ---------

TOTAL COMMON STOCK
(Identified Cost $54,658)                                    55,434
                                                            ---------



     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                PRINCIPAL       VALUE
                                              AMOUNT/SHARES   (NOTE 2)


U.S. TREASURY SECURITIES- 87.80%

U.S. TREASURY BONDS - 28.57%
U.S. Treasury Bond, 6.50%, 5/15/2005          $      150,000  $151,605
U.S. Treasury Bond, 6.875%, 8/15/2025                 60,000    61,331

TOTAL U.S. TREASURY BONDS
(Identified Cost $213,904)                                     212,936
                                                              ---------

U.S. TREASURY NOTES - 59.23%
U.S. Treasury Note, 6.00%, 8/31/1997                  50,000    50,188
U.S. Treasury Note, 6.00%, 8/15/1999                 170,000   170,478
U.S. Treasury Note, 6.125%, 9/30/2000                115,000   115,323
U.S. Treasury Note, 6.25%, 2/15/2003                 105,000   105,361
                                                              ---------

TOTAL U.S. TREASURY NOTES
(Identified Cost $442,294)                                     441,350

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $656,198)                                     654,286
                                                              ---------

SHORT-TERM INVESTMENTS - 3.04%
U.S. Treasury Bill, 11/29/1996                        15,000    14,945
Dreyfus U.S. Treasury Money Market Reserves            7,660     7,660

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $22,605)                                       22,605

TOTAL INVESTMENTS - 98.27%
(Identified Cost $733,461 )                                    732,325

OTHER ASSETS, LESS LIABILITIES - 1.73%                          12,880


NET ASSETS - 100%                                             $745,205



     *Non-income producing security

     The accompanying notes are an integral part of the financial statements.






Federal Tax Information - October 31, 1996

FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized depreciation based on identified cost for federal income tax purposes of $733,461 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there was an excess of value over tax cost                                         $ 4,714

Aggregate gross unrealized depreciation for all investments in which
there was an excess of tax cost over value                                          (5,850)

UNREALIZED DEPRECIATION - NET                                                      $(1,136)
                                                                                   ========





     The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities

OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $733,461)(Note 2)  $732,325
Interest receivable                                         10,065
Receivable for securities sold                               4,863
Dividends receivable                                            13
Receivable from investment advisor (Note 3)                 17,893

TOTAL ASSETS                                               765,159


LIABILITIES:

Accrued Directors' fees (Note 3)                             6,840
Transfer agent fees payable (Note 3)                           118
Audit fee payable                                            7,225
Other payables and accrued expenses                          5,771

TOTAL LIABILITIES                                           19,954

NET ASSETS FOR 72,442 SHARES OUTSTANDING                  $745,205


NET ASSETS CONSIST OF:

Capital stock                                             $    724
Additional paid-in-capital                                 728,060
Undistributed net investment income                         11,048
Accumulated net realized gain on investments                 6,509
Net unrealized depreciation on investments                  (1,136)

TOTAL NET ASSETS                                          $745,205

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($745,205/72,442 shares)                                  $  10.29



     The accompanying notes are an integral part of the financial statements.






Statement of Operations

FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $ 25,219
Dividends                                                      798

Total Investment Income                                     26,017


EXPENSES:

Management fees (Note 3)                                     3,940
Directors' fees (Note 3)                                     6,840
Transfer agent fees (Note 3)                                   118
Audit fee                                                    8,000
Registration and filing fees                                 4,550
Custodian fee                                                2,439
Miscellaneous                                                  884

Total Expenses                                              26,771

Less Waiver of Expenses (Note 3)                           (21,833)

Net Expenses                                                 4,938

NET INVESTMENT INCOME                                       21,079


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     6,509
Net change in unrealized depreciation on investments        (1,136)

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                            5,373

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 26,452





     The accompanying notes are an integral part of the financial statements.






Statement of Changes In Net Assets


                                                         For the Year
                                                            Ended
                                                           10/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      21,079
Net realized gain on investments                                6,509
Net change in unrealized depreciation on investments           (1,136)

Net increase in net assets from operations                     26,452


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (10,031)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                      728,784


Net increase in net assets                                    745,205


NET ASSETS:

Beginning of period                                                 -

End of period (including undistributed net investment
   income of $11,048)                                   $     745,205




     The accompanying notes are an integral part of the financial statements.





Financial Highlights

                                                                              For the Year
                                                                                 Ended
                                                                                10/31/96

Per share data (for a share outstanding throughout
the period )
NET ASSET VALUE - BEGINNING OF PERIOD                                            $10.00

Income from investment operations:
Net investment income                                                            0.349
Net realized and unrealized gain on investments                                  0.137

Total from investment operations                                                 0.486

Less distributions to shareholders:
From net investment income                                                      (0.196)

NET ASSET VALUE - END OF PERIOD                                                  $10.29

Total return1                                                                    4.94%

Ratios (to average net assets) / Supplemental Data:
Expenses*                                                                        1.00%
Net investment income*                                                           4.26%

Portfolio turnover                                                                30%

Average commission rate paid                                                    $0.0691

NET ASSETS - END OF PERIOD (000'S OMITTED)                                        $745

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                            $0.226

Ratios (to average net assets):
Expenses                                                                         2.50%
Net investment income                                                            2.76%


1 Represents aggregate total return for the period indicated



     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements


1.  ORGANIZATION

    Defensive Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc.(the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Defensive Series Class E Common Stock.

2.  SIGNIFICANT ACCOUNTING POLICIES
    SECURITY VALUATION

    Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

    Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

    Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

      Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

      Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

     The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

    FEDERAL INCOME TAXES (CONTINUED)

    The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

    DISTRIBUTION OF INCOME AND GAINS

    Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

    The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

     OTHER

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS WITH AFFILIATES

    The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.8% of the Fund's average daily net assets. The fee amounted to $3,940 for the year ended October 31, 1996.

    Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

    The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $17,893 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

    The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $118 for the year ended October 31, 1996.

    Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

    The compensation of the non-affiliated Directors totaled $6,840 for the year ended October 31, 1996.

4.  PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, other than short-term securities, were $833,564 and $127,622, respectively, for the year ended October 31, 1996.



5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Defensive Series Class E Common Stock were:
                                                                        For the Year
                                                                       Ended 10/31/96

                                                                           Shares        Amount
                                                                       ---------------  ---------

Sold                                                                           76,159   $766,290
Reinvested                                                                      1,010     10,030
Repurchased                                                                    (4,727)   (47,536)
Total                                                                          72,442    728,784



The Advisor owned 12,747 shares on October 31, 1996.

Notes to Financial Statements

6.  FINANCIAL INSTRUMENTS

    The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

Independent Auditors'Report

TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
AND SHAREHOLDERS OF DEFENSIVE SERIES:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Defensive Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Defensive Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 1996

                         Manning & Napier Fund, Inc.

                            Maximum Horizon Series

                                Annual Report
                               October 31, 1996




Management Discussion and Analysis

Dear Shareholders:

     Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic
and  market  cycles.    Midway  through  this  period  we  saw the Dow Jones
Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many were left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

     As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. We boosted our exposure to the technology sector, which was the hardest hit by the July decline, and semiconductor stocks wound up posting the largest gains of any sector during the third quarter of this year. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. While this Series has asset allocation discretion, it is designed to place emphasis on growth rather than on dampening volatility. As a result, even though high market valuations bring the threat of cyclical volatility, the Series remains fairly heavily invested because, a) we are able to find individual securities at more attractive valuations than the market as a whole, and b) looking past the immediate cycle, we see long-term positive trends that should help the market. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

     We wish you and yours all the best during this holiday season.

Sincerely,


Manning & Napier Advisors, Inc.


[GRAPHIC]
[PIE CHART]

Portfolio Composition - As of 10/31/96

Stocks - 72%
Bonds - 20%
Cash & Equivalents - 8%

Performance Update as of October 31, 1996

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Maximum
        Horizon Series from its inception (11/1/95) to present (10/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1






Manning & Napier Fund, Inc. - Maximum Horizon Series

                                                                   Total Return
                                                       Growth of
Through                                                 $10,000                   Average
10/31/96                                              Investment    Cumulative     Annual

Inception 2                                           $    11,521         15.21%    15.21%







Standard & Poor's 500 Total Return Index

                                                       Total Return
                                           Growth of
Through                                     $10,000                   Average
10/31/96                                  Investment    Cumulative     Annual

Inception 2                               $    12,408         24.08%    24.08%




1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





             Manning & Napier      Standard & Poors (S&P) 500
          Maximum Horizon Series       Total Return Index

11/01/95  $                10,000  $                    10,000
01/31/96                   10,492                       11,001
04/30/96                   10,753                       11,376
07/31/96                   10,640                       11,196
10/31/96                   11,521                       12,408






Investment Portfolio - October 31, 1996

                                                              VALUE
                                                    SHARES  (NOTE 2)
COMMON STOCK - 72.40%

AIR TRANSPORTATION- 2.43%
Federal Express Corp.*                                 475  $ 38,237

APPAREL - 4.05%
VF Corp.                                               975    63,741

CHEMICAL & ALLIED PRODUCTS - 2.88%

BIOLOGICAL PRODUCTS - 0.18%
Alliance Pharmaceutical Corp.*                         200     2,800

HOUSEHOLD PRODUCTS -2.05%
Procter & Gamble Co.                                   325    32,175

INDUSTRIAL ORGANIC CHEMICALS - 0.65%
International Specialty Products, Inc.*                600     6,525
Varitronix International Ltd. (Note 7)              2,000     3,647
                                                              10,172
                                                              45,147

COMMUNICATIONS - 4.01%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR      950    32,894
Telefonica de Espana - ADR                             500    30,125
                                                              63,019

COMPUTER EQUIPMENT - 0.19%
Cisco Systems, Inc.*                                    25     1,547
Digital Equipment, Corp.*                               50     1,475
                                                               3,022

CRUDE PETROLEUM & NATURAL GAS - 2.60%
Seagull Energy Corp.*                                  125     2,703
YPF Sociedad Anonima - ADR                           1,675    38,106
                                                              40,809

ELECTROMEDICAL APPARATUS - 3.78%
Nellcor Puritan Bennett, Inc.*                       3,050    59,475

ELECTRONICS & ELECTRICAL EQUIPMENT - 7.04%

HOUSEHOLD APPLIANCES - 0.35%
Sunbeam Corporation, Inc.                              225     5,541



The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                          VALUE
                                                SHARES  (NOTE 2)

ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)

SEMICONDUCTORS - 5.33%
Altera Corp.*                                       50  $  3,100
Intel Corp.                                        275    30,216
Texas Instruments, Inc.                          1,050    50,531
                                                          83,847

TELECOMMUNICATION EQUIPMENT - 1.36%
BroadBand Technologies, Inc.*                      225     4,022
DSC Communications Corp.*                           50       694
General Instrument Corp.*                          825    16,603
                                                          21,319
                                                         110,707

ENGINEERING SERVICES - 0.60%
Jacobs Engineering Group, Inc.*                    425     9,403

FABRICATED METAL PRODUCTS - 0.40%
Keystone International, Inc.                       175     3,150
Material Sciences Corp.*                           200     3,050
                                                           6,200

FOOD & BEVERAGES - 0.07%
Canandaigua Wine Co., Inc. - Class A*               50     1,125

GLASS PRODUCTS - 0.15%
Libbey, Inc.                                       100     2,400

HEALTH SERVICES - 3.29%
MedPartners, Inc.*                               2,300    48,588
RehabCare Group, Inc.*                             150     2,681
U. S. Physical Therapy, Inc.*                       50       462
                                                          51,731

HOLDING COMPANIES - 0.04%
Ek Chor China Motorcycle Co. Ltd.                  100       588

PAPER & ALLIED PRODUCTS - 5.51%
Alco Standard Corp.                                725    33,622
Fort Howard Corp.*                               1,250    32,031
Kimberly-Clark Corp.                               225    20,981
                                                          86,634



The accompanying notes are an integral part of the financial statements.



Investment Portfolio - October 31, 1996



                                                   VALUE
                                         SHARES  (NOTE 2)


PLASTIC PRODUCTS - 0.01%
Sun Coast Industries, Inc.*                 325  $  1,259

PRIMARY METAL INDUSTRIES - 0.16%
American Superconductor Corp.*              200     2,475

RESTAURANTS - 4.43%
McDonald's Corp.                          1,500    66,562
Morton's Restaurant Group, Inc.*            200     3,075
                                                   69,637

RETAIL - 18.99%
RETAIL - DEPARTMENT STORES - 3.15%
Nordstrom, Inc.                           1,375    49,586

RETAIL - HOME FURNISHING STORES - 0.25%
Pier 1 Imports, Inc.                        275     3,850

RETAIL - SHOE STORES - 0.30%
Brown Group, Inc.                           225     4,641

RETAIL - SPECIALTY STORES - 13.50%
Fabri-Centers of America - Class A*       1,075    13,975
Fabri-Centers of America - Class B*         900    11,700
Fingerhut Companies, Inc.                 1,450    21,569
Hancock Fabrics, Inc.                     1,250    10,625
Home Depot, Inc.                            925    50,644
Office Depot, Inc.*                         725    14,228
Tandy Corp.                               1,575    59,259
Toys "R" Us, Inc.*                          900    30,488
                                                  212,488


RETAIL - WHOLESALE - 1.79%
Coleman Company, Inc.*                    2,125    28,156
                                                  298,721

SOFTWARE - 4.69%
Founder Hong Kong Ltd.* (Note 7)          3,000     1,164
Informix Corp.*                           1,100    24,406
Oracle Corp.*                             1,075    45,486
Symantec Corp.*                             250     2,719
                                                   73,775



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                              Principal Amount/      VALUE
                                                    SHARES         (NOTE 2)



TECHNICAL INSTRUMENTS & SUPPLIES - 5.17%

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.07%
Eastman Kodak Co.                                          1,000  $   79,750

SURGICAL & MEDICAL INSTRUMENTS - 0.10%
Allied Healthcare Products, Inc.*                            225       1,519
                                                                      81,269

UTILITIES-ELECTRIC - 1.91%
Enersis S.A.- ADR                                          1,025      30,109

TOTAL COMMON STOCK
(Identified Cost $1,108,840)                                       1,139,483

U.S. TREASURY BONDS - 20.13%

U.S. Treasury Bond, 6.875%,  8/15/2025
(Identified Cost $308,435)                    $          310,000     316,878

SHORT-TERM INVESTMENTS - 7.45%
U.S. Treasury Bill, 11/29/1996                            40,000      39,849
Dreyfus U.S. Treasury Money Market Reserves               77,394      77,394

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $117,243 )                                          117,243

TOTAL INVESTMENTS - 99.98%
(Identified Cost $1,534,518 )                                      1,573,604

OTHER ASSETS, LESS LIABILITIES - 0.02%                                   387

NET ASSETS - 100%                                                 $1,573,991



*Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,536,040 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $ 68,096

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                    (30,532)

UNREALIZED APPRECIATION - NET                                                      $ 37,564




The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities


OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $1,534,518)(Note 2)  $1,573,604
Interest receivable                                              4,517
Dividends receivable                                               218
Receivable from investment advisor (Note 3)                     19,574

TOTAL ASSETS                                                 1,597,913


LIABILITIES:

Accrued Directors' fees (Note 3)                                 6,839
Transfer agent fees payable (Note 3)                               105
Audit fee payable                                                7,225
Other payables and accrued expenses                              6,105
Payable for securities purchased                                 3,648

TOTAL LIABILITIES                                               23,922

NET ASSETS FOR 138,282 SHARES OUTSTANDING                   $1,573,991


NET ASSETS CONSIST OF:

Capital stock                                               $    1,383
Additional paid-in-capital                                   1,519,745
Undistributed net investment income                              3,342
Accumulated net realized gain on investments                    10,435
Net unrealized appreciation on investments                      39,086

TOTAL NET ASSETS                                            $1,573,991

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,573,991/138,282 shares)                                 $    11.38




The accompanying notes are an integral part of the financial statements.






Statement of Operations



FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $  9,431
Dividends                                                    3,422

Total Investment Income                                     12,853


EXPENSES:

Management fees (Note 3)                                     4,377
Directors' fees (Note 3)                                     6,839
Transfer agent fees (Note 3)                                   105
Audit fee                                                    8,000
Registration and filing fees                                 4,550
Custodian fee                                                4,237
Miscellaneous                                                1,146

Total Expenses                                              29,254

Less Waiver of Expenses (Note 3)                           (23,951)

Net Expenses                                                 5,303

NET INVESTMENT INCOME                                        7,550


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    10,435
Net change in unrealized appreciation on investments        39,086

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             49,521

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 57,071



The accompanying notes are an integral part of the financial statements.






Statement of Changes in Net Assets



                                                         For the Year
                                                            Ended
                                                           10/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $       7,550
Net realized gain on investments                               10,435
Net change in unrealized appreciation on investments           39,086

Net increase in net assets from operations                     57,071


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                     (4,208)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                    1,521,128

Net increase in net assets                                  1,573,991


NET ASSETS:

Beginning of period                                                 -

End of period (including undistributed net investment
   income of $3,342)                                    $   1,573,991




The accompanying notes are an integral part of the financial statements.






Financial Highlights


                                                                                    For the Year
                                                                                       Ended
                                                                                      10/31/96
Per share data (for a share outstanding throughout
the period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                             $       10.00
Income from investment operations:
Net investment income                                                                      0.155
Net realized and unrealized gain on investments                                            1.356

Total from investment operations                                                           1.511

Less distributions to shareholders:
   From net investment income                                                             (0.131)

NET ASSET VALUE - END OF PERIOD                                                    $       11.38

Total return 1                                                                             15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                               1.20%
    Net investment income*                                                                  1.71%

Portfolio turnover                                                                            95%

Average commission rate paid                                                       $      0.0655

NET ASSETS - END OF PERIOD (000'S OMITTED)                                         $       1,574

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                              $       0.037

Ratios (to average net assets):
   Expenses                                                                                 2.50%
   Net investment income                                                                    0.41%

1 Represents aggregate total return for the period indicated




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.  ORGANIZATION

    Maximum Horizon Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 100 million have been designated as Maximum Horizon Series Class B Common Stock.

2.  SIGNIFICANT ACCOUNTING POLICIES
    SECURITY VALUATION

    Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

    Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

    Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

    Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

    SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

    Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

    Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

    FEDERAL INCOME TAXES

    The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

    The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

    DISTRIBUTION OF INCOME AND GAINS

    Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

    The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

    FOREIGN CURRENCY TRANSLATION

    The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

    Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

   OTHER

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS WITH AFFILIATES

    The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $4,377 for the year ended October 31, 1996.

    Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

    The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $19,574 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

   The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $105 for the year ended October 31, 1996.

   Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

  The compensation of the non-affiliated Directors totaled $6,839 for the year ended October 31, 1996.

Notes to Financial Statements

4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities, other than short-term securities, were $1,833,788 and $426,775, respectively, for the year ended October 31, 1996.

5. CAPITAL STOCK TRANSACTIONS

   Transactions in shares of Maximum Horizon Series Class B Common Stock were:





                                                       For the Year
                                                      Ended 10/31/96
                                                          Shares         Amount
                                                      ---------------  -----------

Sold                                                         148,143   $1,624,294
Reinvested                                                       390        4,209
Repurchased                                                  (10,251)    (107,375)
Total                                                        138,282   $1,521,128


The Advisor owned 12,654 shares on October 31, 1996.



6.  FINANCIAL INSTRUMENTS

    The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

7.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

Independent Auditors'Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF MAXIMUM HORIZON SERIES:

     We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Maximum Horizon Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Maximum Horizon Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 1996

                         Manning & Napier Fund, Inc.

                              Tax Managed Series

                                Annual Report
                               October 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

        We have reached the close of the first fiscal year for the Tax Managed
Series  of  the  Manning  &  Napier  Fund.    By drawing upon the investment
strategies and disciplines of the Funds Advisor, the Series has pursued levels of return associated with the stock market while minimizing the impact of taxes.

      Given the ultimate goal of this Series and the long-term investment time horizon of the shareholders, we have continued to adhere to our buy and hold strategy that aims to minimize the amount of realized gains. Our turnover rate during the past six months is relatively low, with steps taken to offset taxable gains by realizing losses when the Advisor deems it to be prudent.
In addition, the Series did not pay out any dividends during this period, another factor that can impact taxes. The Series has also continued to invest its assets in equity securities, selecting companies that meet our investment strategies and have strong long-term business prospects. Of course, the goals of the Series are long-term, so performance should be evaluated over the long-term. However, this approach has worked well for the Series thus far, with satisfying short-term performance results.

       We will continue to look for the best long-term equity investments that present attractive valuations and to strive to minimize realized gains. We expect this strategy to prove itself to your taxation concerns and your ong-term performance goals.

     We wish you and yours all the best during this holiday season.

Sincerely,



Manning & Napier Advisors, Inc.

[GRAPHIC]
[PIE CHART]

Portfolio Composition - As of 10/31/96

Apparel - 3%
Air Transportation - 4%
Chemicals & Allied Products - 8%
Communications - 3%
Electromedical Apparatus - 3%
Electronics & Electrical Equipment - 23%
Health Services - 5%
Paper Mills - 6%
Photographic Equipment & Supplies - 5%
Restaurants - 5%
Retail - 19%
Software - 4%
Miscellaneous* - 12%

* Miscellaneous includes:
Computer Equipment
Fabricated Metal Products
Glass Products
Primary Metal Industries
Printing & Publishing
Utilities - Electric
Cash & Equivalents

Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (10/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1






Manning & Napier Fund, Inc. - Tax Managed Series

                                                               Total Return
                                                   Growth of
Through                                             $10,000                   Average
10/31/96                                          Investment    Cumulative     Annual

Inception 2                                       $    11,630         16.30%    16.30%










Standard & Poor's (S&P) 500 Total Return Index

                                                               Total Return
                                                   Growth of
Through                                             $10,000                   Average
10/31/96                                          Investment    Cumulative     Annual

Inception 2                                       $    12,408         24.08%    24.08%




1The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange,
and the Over-the-Counter Market.   The Index returns assume
reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1,
1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART


Data for Line Chart to follow:





           Manning & Napier    Standard & Poors (S&P) 500
          Tax Managed Series       Total Return Index

11/01/95  $            10,000  $                    10,000
01/31/96               10,100                       11,001
04/30/96               10,980                       11,376
07/31/96                10770                       11,196
10/31/96               11,630                       12,408





Investment Portfolio - October 31, 1996

                                                       VALUE
                                             SHARES  (NOTE 2)
COMMON STOCK -  97.50%

AIR TRANSPORTATION - 3.59%
Federal Express Corp.*                          100  $  8,050
                                                     ---------

APPAREL - 2.91%
VF Corp.                                        100     6,537
                                                     ---------

CHEMICAL & ALLIED PRODUCTS - 8.34%

BIOLOGICAL PRODUCTS - 2.03%
Alliance Pharmaceutical Corp.*                  325     4,550
                                                     ---------

HOUSEHOLD PRODUCTS - 6.31%
Colgate-Palmolive Co.                           100     9,200
Procter & Gamble Co.                             50     4,950
                                                       14,150
                                                       18,700

COMMUNICATIONS - 2.69%
Telefonica de Espana - ADR                      100     6,025
                                                     ---------

COMPUTER EQUIPMENT - 1.31%
Digital Equipment, Corp.*                       100     2,950
                                                     ---------

ELECTROMEDICAL APPARATUS - 2.61%
Nellcor Puritan Bennett, Inc.*                  300     5,850
                                                     ---------

ELECTRONICS & ELECTRICAL EQUIPMENT - 22.72%

HOUSEHOLD APPLIANCES - 4.39%
Sunbeam Corporation, Inc.                       400     9,850
                                                     ---------

SEMICONDUCTORS - 14.33%
Altera Corp.*                                   175    10,850
Intel Corp.                                     150    16,481
Texas Instruments, Inc.                         100     4,812
                                                       32,143

TELECOMMUNICATION EQUIPMENT - 4.00%
BroadBand Technologies, Inc.*                   250     4,469
General Instrument Corp.*                       225     4,528
                                                        8,997
                                                       50,990



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996


                                                    VALUE
                                           SHARES  (NOTE 2)



FABRICATED METAL PRODUCTS - 1.53%
Material Sciences Corp.*                      225   $3,431

GLASS PRODUCTS - 1.34%
Libbey, Inc.                                  125    3,000

HEALTH SERVICES - 5.16%
MedPartners, Inc.*                            302    6,380
RehabCare Group, Inc.*                        175    3,128
U. S. Physical Therapy, Inc.*                 225    2,081
                                                    11,589

PAPER MILLS - 6.15%
Fort Howard Corp.*                            175    4,484
Kimberly-Clark Corp.                          100    9,325
                                                    13,809

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.33%
Eastman Kodak Co.                             150   11,962
                                                   --------

PRIMARY METAL INDUSTRIES - 2.16%
Gibraltar Steel Corp.*                        200    4,850
                                                   --------

PRINTING & PUBLISHING - 1.60%
Playboy Enterprises, Inc. - Class B*          300    3,600
                                                   --------

RESTAURANTS - 5.33%
McDonald's Corp.                              200    8,875
Morton's Restaurant Group, Inc.*              200    3,075
                                                    11,950

RETAIL - 18.84%
RETAIL - HOME FURNISHING STORES - 2.18%
Pier 1 Imports, Inc.                          350    4,900

RETAIL - SPECIALTY STORES - 14.00%
Fingerhut Companies, Inc.                     500    7,438
Home Depot, Inc.                              175    9,581
Office Depot, Inc.*                           350    6,869
Tandy Corp.                                   200    7,525
                                                    31,413



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                                        VALUE
                                              SHARES  (NOTE 2)


RETAIL (CONTINUED)

RETAIL - VARIETY STORES - 2.66%
Family Dollar Stores, Inc.                       350   $ 5,950
                                                        42,263

SOFTWARE - 3.93%
Informix Corp.*                                  250     5,549
Symantec Corp.*                                  300     3,263
                                                         8,812

UTILITIES-ELECTRIC - 1.96%
Enersis S.A.- ADR                                150     4,406
                                                      ---------

TOTAL COMMON STOCK
(Identified Cost $187,623)                             218,774
                                                      ---------

SHORT-TERM INVESTMENTS - 2.30%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $5,148)                       5,148     5,148
                                                      ---------

TOTAL INVESTMENTS - 99.80%
(Identified Cost $192,771)                             223,922

OTHER ASSETS, LESS LIABILITIES - 0.20%                     458
                                                      ---------

NET ASSETS - 100%                                     $224,380
                                                      =========





*Non-income producing security







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $192,771 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $37,610

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost value                                         (6,459)

UNREALIZED APPRECIATION - NET                                                      $31,151





The accompanying notes are an integral part of the financial statements.






Statement of Assets and Liabilities



OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $192,771)(Note 2)  $223,922
Dividends receivable                                            97
Receivable from investment advisor (Note 3)                 20,327

TOTAL ASSETS                                               244,346


LIABILITIES:

Accrued Directors' fees (Note 3)                             6,840
Transfer agent fees payable (Note 3)                            45
Audit fee payable                                            7,225
Other payables and accrued expenses                          5,856

TOTAL LIABILITIES                                           19,966

NET ASSETS FOR 19,300 SHARES OUTSTANDING                  $224,380


NET ASSETS CONSIST OF:

Capital stock                                             $    193
Additional paid-in-capital                                 193,281
Accumulated net realized loss on investments                  (245)
Net unrealized appreciation on investments                  31,151

TOTAL NET ASSETS                                          $224,380

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($224,380 / 19,300 shares)                                $  11.63




The accompanying notes are an integral part of the financial statements.






Statement of Operations


FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Dividends                                                 $  1,477
Interest                                                       381

Total Investment Income                                      1,858


EXPENSES:

Management fees (Note 3)                                     1,867
Directors' fees (Note 3)                                     6,840
Transfer agent fees (Note 3)                                    45
Audit fee                                                    8,000
Custodian fee                                                2,254
Miscellaneous                                                5,436

Total Expenses                                              24,442

Less Waiver of Expenses (Note 3)                           (22,194)

Net Expenses                                                 2,248

NET INVESTMENT LOSS                                           (390)


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (245)
Net change in unrealized appreciation on investments        31,151

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           30,906

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 30,516




The accompanying notes are an integral part of the financial statements.






Statement of Changes in Net Assets

                                                        For the Year
                                                           Ended
                                                          10/31/96
                                                       --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss                                    $        (390)
Net realized loss on investments                                (245)
Net change in unrealized appreciation on investments          31,151

Net increase in net assets from operations                    30,516


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                     193,864


Net increase in net assets                                   224,380


NET ASSETS:

Beginning of period                                                -

End of period (including accumulated net investment
   loss of $0)                                         $     224,380





The accompanying notes are an integral part of the financial statements.






Financial Highlights

                                                                                  For the Year
                                                                                     Ended
                                                                                    10/31/96
                                                                                 --------------
Per share data (for a share outstanding throughout
the period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                           $       10.00

Income from investment operations:
   Net investment loss                                                                  (0.020)
   Net realized and unrealized gain (loss)
      on investments                                                                     1.650

Total from investment operations                                                         1.630

NET ASSET VALUE - END OF PERIOD                                                  $       11.63

Total return 1                                                                           16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                             1.20%
    Net investment loss*                                                                (0.21%)

Portfolio turnover                                                                          78%

Average commission rate paid                                                     $      0.0757

NET ASSETS - END OF PERIOD (000'S OMITTED)                                       $         224

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment loss                                                                    ($0.144)

Ratios (to average net assets):
   Expenses                                                                               2.50%
   Net investment loss                                                                  (1.51%)

1 Represents aggregate total return for the period indicated




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  ORGANIZATION

    Tax Managed Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Tax Managed Series Class H Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION

   Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

   Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

   Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

   Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

   Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

   FEDERAL INCOME TAXES

   The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

    FEDERAL INCOME TAXES (CONTINUED)

     At October 31, 1996, the Fund, for federal income tax purposes, has a capital loss carry forward of $245 which will expire on October 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

       During the year ended October 31, 1996, $390 was reclassified from accumulated net investment loss to additional paid-in-capital.

     OTHER

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the eporting period. Actual results could differ from those estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $1,867 for the year ended October 31, 1996.

     Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

    The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $20,327 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

    The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $45 for the year ended October 31, 1996.

    Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

    The compensation of the non-affiliated Directors totaled $6,840 for the year ended October 31, 1996.

4.  PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, other than short-term securities, were $321,147 and $133,279, respectively, for the year ended October 31, 1996.

5.  CAPITAL STOCK TRANSACTIONS
    Transactions in shares of  Tax Managed Series Class H Common Stock were:





              For the Year
             Ended 10/31/96
             ---------------
                 Shares        Amount
             ---------------  ---------

Sold                 23,344   $235,926
Repurchased          (4,044)   (42,062)
Total                19,300    193,864


The Advisor owned 12,500 shares on October 31, 1996.

Notes to Financial Statements


6.  FINANCIAL INSTRUMENTS
    The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF TAX MANAGED SERIES:

     We have audited the accompanying statement of assets and liabilities, icluding the investment portfolio, of Tax Managed Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Managed Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 1996